UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Home Loan Servicing Solutions, Ltd.

(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 17, 2014

Dear Fellow Shareholder:

On behalf of the Board of Directors, I cordially invite you to attend the Annual Meeting of Shareholders of Home Loan Servicing Solutions, Ltd. which will be held at the offices of Intertrust Corporate Services (Cayman) Limited located at 190 Elgin Avenue, George Town, Grand Cayman KY1-9001, on Tuesday, May 13, 2014, at 9:00 a.m., Eastern Standard Time. The matters to be considered by shareholders at the Annual Meeting are described in detail in the accompanying materials.

It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the Annual Meeting in person. We urge you to complete your proxy card in one of the manners described in the accompanying materials even if you plan to attend the Annual Meeting. This will not prevent you from voting in person but will ensure that your vote is counted if you are unable to attend.

Your continued support of, and interest in, Home Loan Servicing Solutions, Ltd. is sincerely appreciated.

Sincerely,

/s/ William C. Erbey
William C. Erbey Chairman of the Board of Directors

HOME LOAN SERVICING SOLUTIONS, LTD.
c/o Intertrust Corporate Services (Cayman) Limited
190 Elgin Avenue,
George Town, Grand Cayman KY1-9005, Cayman Islands

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 13, 2014

NOTICE

Our Annual Meeting of Shareholders will be held:

Date:	Tuesday, May 13, 2014

Time:	9:00 a.m., Eastern Standard Time

Location:	Intertrust Corporate Services (Cayman) Limited George Town, Grand Cayman KY1-9005 Cayman Islands

PURPOSE

•	To elect six (6) Directors for one (1) year terms or until their successors are elected and qualified;

•
To ratify the appointment by the Audit Committee of our Board of Directors of Deloitte & Touche LLP as the independent registered public accounting firm of Home Loan Servicing Solutions, Ltd. (“HLSS”) for the fiscal year ending December 31, 2014;

•	To hold a vote to approve a new HLSS Equity Incentive Plan (“2013 Equity Incentive Plan”);

•	To hold an advisory vote to approve executive compensation; and

•	To transact such other business as may properly come before the meeting and any adjournment of the meeting. Management is not aware of any such other business at this time.

PROCEDURES

•	Our Board of Directors has fixed March 19, 2014 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.

•	Only shareholders of record at the close of business on that date will be entitled to vote at the Annual Meeting.

The proxy statement for our 2014 Annual Meeting of Shareholders and our annual report to shareholders on Form 10-K for the year ended December 31, 2013 are available on our website at www.HLSS.com  under Shareholder Relations. The approximate date on which this proxy statement, the proxy card and other accompanying materials are first being sent or given to shareholders is on or about April 17, 2014. Additionally, you may access our annual report and proxy materials at www.proxyvote.com, a website that does not identify or track visitors of the site.

By Order of the Board of Directors,

/s/ Michael G. Lubin
Michael G. Lubin Secretary
April 17, 2014 George Town, Grand Cayman

HOME LOAN SERVICING SOLUTIONS, LTD.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

General Information

As a holder of ordinary shares of HLSS, you have been sent this proxy statement on or about April 17, 2014 because our Board of Directors is soliciting your proxy to be used at our Annual Meeting of Shareholders (the “Annual Meeting”) and at any adjournment of this meeting.  The Annual Meeting will be held at the offices of Intertrust Corporate Services (Cayman) Limited located at 190 Elgin Avenue, George Town, Grand Cayman, KY1-9005, Cayman Islands on Tuesday, May 13, 2014, at 9:00 a.m., Eastern Standard Time for the purposes listed in the Notice of Annual Meeting of Shareholders. For directions to be able to attend the meeting and vote in person, please contact Michael G. Lubin at +1(345)815-3936 by May 7, 2014.

How a Proxy Works

If you are a record holder and you properly complete, sign and return your proxy to HLSS and do not revoke it prior to its use, it will be voted in accordance with your instructions.  If you do not give contrary instructions, each proxy received will be voted:

•	for each of the nominees for Director;

•	for ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2014;

•	for approval of the 2013 Equity Incentive Plan;

•	for approval, on an advisory basis, of the compensation of HLSS’ executive officers whose compensation is disclosed in this proxy statement (“named executive officers”); and

•	with regard to any other business that properly comes before the meeting in accordance with the best judgment of the persons appointed as proxies.

How to Revoke a Proxy

Your proxy may be used only at the Annual Meeting and any adjournment of this meeting and may not be used for any other meeting. You have the power to revoke your proxy at any time before it is exercised by:

PROCEDURES

•	filing written notice with our Secretary at the following address:

Michael G. Lubin, Secretary
Home Loan Servicing Solutions, Ltd.
c/o Intertrust Corporate Services (Cayman) Limited
190 Elgin Avenue
George Town, Grand Cayman KY1-9005
Cayman Islands

•	submitting a properly executed proxy bearing a later date; or

•	appearing at the Annual Meeting and giving the Secretary notice of your intention to vote in person.

Who May Vote

You are entitled to vote at the Annual Meeting or any adjournment of this meeting if you are a holder of record of our ordinary shares at the close of business on March 19, 2014. At the close of business on March 19, 2014, there were 71,016,771 ordinary shares issued and outstanding and no other class of equity securities outstanding.  Each of our ordinary shares is entitled to one (1) vote at the Annual Meeting on all matters properly presented.

How to Vote

All shareholders are cordially invited to attend the 2014 Annual Meeting. If you do not expect to be present at the Annual Meeting, you are requested to fill in, date and sign the enclosed proxy and mail it promptly in the enclosed envelope to make sure that your shares are represented at the Annual Meeting. Shareholders of record also have the option of voting by using a toll-free telephone number or via the Internet. Instructions for using these services are included on the proxy card. In the event you decide to attend the Annual Meeting in person, you may, if you desire, revoke your proxy and vote your shares in person in accordance with the procedures described above.

Quorum and Voting Information

The presence at the Annual Meeting of a majority of the votes of our ordinary shares entitled to be cast represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

Assuming a quorum, the six (6) nominees for Director receiving a plurality of the votes cast for Director will be elected as Directors of HLSS. You may vote in favor of or withhold authority to vote for one (1) or more nominees for Director. The proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2014, the approval of the 2013 Equity Incentive Plan and any other matter properly submitted for your consideration at the Annual Meeting will be approved if the votes cast in favor of the action exceed the votes cast opposing the action. Because proposal four (4) to approve executive compensation is advisory in nature, there is no specific requirement for approval for this proposal. It will be up to the Compensation Committee and the Board of Directors to determine whether and how to implement the votes on executive compensation.

Abstentions will not be counted in determining the votes cast in connection with the foregoing matters. If any broker “non-votes” occur at the meeting with respect to your shares, the broker “non-votes” will count for purposes of determining whether a quorum is present but will not have an effect on any proposals presented for your vote. A broker “non-vote” occurs when a shareholder has not provided voting instructions to the broker on a non-routine item. In such cases, The Nasdaq Stock Market precludes brokers from giving a proxy to vote on non-routine items.

How to Give Voting Instructions if you are a Beneficial Holder

If you are a beneficial owner of shares, your broker will ask you how you want your shares to be voted. If you give the broker instructions, the broker will vote your shares as you direct. If your broker does not receive instructions from you about how your shares are to be voted, one of two things can happen depending on the type of proposal. If the proposal involves a “routine” matter, then the rules of The Nasdaq Stock Market provide brokers discretionary power to vote your shares. If, however, the proposal involves a “non-routine” matter, then brokers are not permitted to vote your shares without instruction from you. “Non-routine” matters include, for example, proposals to elect directors or vote on executive compensation proposals. It is therefore important that you provide instructions to your broker if your shares are held by a broker so that your votes with respect to election of directors, approval of an equity incentive plan, executive compensation and any other “non-routine” matters are counted.

Even if the shares you own are held in “street name” by a bank or brokerage firm, you are considered the beneficial owner of the shares, and your bank or brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. To vote your shares, you will need to follow the directions your bank or brokerage firm provides you. Many banks and brokerage firms offer the option of voting over the internet or by telephone. Please contact your bank or brokerage firm for further information.

ELECTION OF DIRECTORS
(Proposal One)

On April 15, 2014, our Board of Directors fixed the number of Directors at six (6), to be effective immediately following the 2014 Annual Meeting of Shareholders to be held on May 13, 2014. Directors are elected annually and hold office until the earlier of the election and qualification of their successors or their resignation and removal.

We will propose the six (6) nominees listed below for election as Directors at the Annual Meeting. All nominees currently serve as our Directors. There are no arrangements or understandings between any nominee and any other person for selection as a nominee.

If any nominee is unable or unwilling to stand for election at the time of the Annual Meeting, the person or persons appointed as proxies will nominate and vote for a replacement nominee recommended by our Board of Directors. At this time, our Board of Directors knows of no reason why any of the nominees would not be able or willing to serve as Director if elected.

Nominees for Director

The following table sets forth certain information concerning our Directors:

Name	Age(1)	Director Since	Executive Committee	Audit Committee	Compensation Committee	Nomination/ Governance Committee
William C. Erbey	64	2010	X(2)
John P. Van Vlack	50	2011	X
Kerry Kennedy	54	2011			X	X
Richard J. Lochrie	72	2011		X	X(2)	X
Robert McGinnis	60	2011		X	X	X(2)
David B. Reiner	58	2011		X(2)

(1)	As of March 19, 2014.

(2)	Committee Chairperson.

Additional biographical information and specific qualifications of each Director are set forth below.

William C. Erbey.  Mr. Erbey is the founder of HLSS and has served as Chairman since our incorporation. Mr. Erbey has also served as the Executive Chairman of the Board of Directors of Ocwen Financial Corporation (“Ocwen”), since September 1996 and as the Chief Executive Officer of Ocwen from January 1988 to October 2010. He served as the President of Ocwen from January 1988 to May 1998. From 1983 to 1985, Mr. Erbey served as a Managing General Partner of The Oxford Financial Group, a private investment partnership that was the predecessor of Ocwen. He has also served as the Chairman of the Board of Directors of Altisource Portfolio Solutions S.A. (“Altisource”) since July 2009. He has also served as Chairman of the Board of Directors of Altisource Residential Corporation (“Residential”) since July 2012 and as Chairman of the Board of Directors of Altisource Asset Management Corporation (“AAMC”) since March 2012. From 1975 to 1983, Mr. Erbey served at General Electric Capital Corporation (“GECC”) in various capacities, including as the President and Chief Operating Officer of General Electric Mortgage Insurance Corporation. Mr. Erbey also served as the Program General Manager of GECC’s Commercial Financial Services Department and as the President of Acquisition Funding Corporation. He holds a Bachelor of Arts in Economics from Allegheny College and a Master of Business Administration, with distinction, from Harvard University.

Mr. Erbey’s extensive experience as the Chairman and Chief Executive Officer of Ocwen, and as the Chairman of Altisource, Residential and AAMC, demonstrates his leadership capability and business acumen. His experience in the mortgage services industry brings valuable financial, operational, strategic and industry expertise to our Board of Directors.

John P. Van Vlack.    Mr. Van Vlack has served as a director since October 2011 and as President and Chief Executive Officer since March 5, 2012, the date of our initial public offering. Mr. Van Vlack was formerly the Chief Financial Officer of Ocwen from August 2010 until our initial public offering. Mr. Van Vlack served as Senior Vice

President and Chief Financial Officer of Ocwen Asset Management from August 2008 until our initial public offering, where his duties included directing Ocwen’s Advance Facility and Portfolio Valuation departments and serving as the Chief Financial Officer for Ocwen’s loan servicing business and as Vice President, Finance from September 2007 until the date of our initial public offering. From 1989 until joining Ocwen, he held several positions in BellSouth Corporation (“BellSouth”) including Chief Financial Officer of Network Operations, Retail Marketing, and in two subsidiaries in their Yellow Pages business. Before joining BellSouth, he was a Staff Consultant with Deloitte & Touche. Mr. Van Vlack holds a degree in Accounting from Emory University and a Master of Business Administration from The University of Texas at Austin.

Mr. Van Vlack is an experienced public company executive and finance professional with extensive experience in the mortgage services industry. As President and Chief Executive Officer, Mr. Van Vlack has acquired an intimate knowledge of our business and plays an active role in the day-to-day management of our operations and in setting strategy for the Company. Mr. Van Vlack is uniquely well positioned to provide our Board of Directors critical insight into company-specific issues. In addition to his working knowledge of the operations, Mr. Van Vlack also provides the Board of Directors with financing expertise.

Kerry Kennedy.    Ms. Kennedy has served as a director since October 2011. Since 2008, Ms. Kennedy has been the President of the Robert F. Kennedy Center for Justice and Human Rights (the “Center”). She has led over 50 human rights delegations around the globe. Under her direction, in 2010 the Center established the RFK Compass Program, which works with institutional investors to advance a discussion of the connections among investment performance, fiduciary duty and public interest issues to optimize risk-adjusted rates of returns and address current and future global challenges. Ms. Kennedy has been the Chair of the Amnesty International Leadership Council since January 1996. She was a director of Endeavor Acquisition Corp. from July 2005 to December 2007, a director of Victory Acquisition Corp. from January 2007 to April 2009 and a director of Triplecrown Acquisition Corp. from June 2007 to September 2009. Ms. Kennedy is presently a director of Grand Slam Acquisition Corp. (since October 2007), Four Square Capital Corp. (since September 2009) and Cullen Agricultural Holding Corp. (since October 2009). She also serves on the board of directors of the International Center for Ethics and Justice and Public Life at Brandeis University, Human Rights First, Inter-Press Service and the United States Institute for Peace. Ms. Kennedy wrote the New York Times best seller, Being Catholic Now, as well as Speak Truth to Power. She is a graduate of Brown University and a Juris Doctor from Boston College Law School.

Chosen for her diverse background and experience, Ms. Kennedy brings valuable insight to our Board of Directors from a governance and community and government relations perspective.

Richard J. Lochrie.   Mr. Lochrie has served as a director since October 2011. Mr. Lochrie co-founded and has served as President of Lochrie & Associates, Inc. since 1974. Lochrie & Associates is a management consulting business specializing in quantitative marketing, forecasting and strategic planning for Fortune 500 companies, including General Electric Company and The Coca-Cola Company. From 1986 until it was acquired by Ocwen in 1988, Mr. Lochrie served as a director of Investors Mortgage Insurance Holding Company. Between September and November of 2010, Lochrie & Associates Inc. provided econometric modeling services on prepayment and delinquency of mortgage loans to Ocwen and on REO list prices to Altisource. Before establishing Lochrie & Associates, Mr. Lochrie was employed with Allis-Chalmers Manufacturing Co. Mr. Lochrie holds a Bachelor’s degree in Industrial Management from Quincy College, a Master’s degree in Mathematics from the University of Illinois at Urbana-Champaign and a Master of Business Administration from the University of Wisconsin-Madison.

Mr. Lochrie provides leadership direction and his experience as co-founder of Lochrie & Associates, Inc. brings valuable public company strategic insight to the Board of Directors. As determined by our Board of Directors, Mr. Lochrie is financially literate and qualifies as a financial expert as required pursuant to The Nasdaq Stock Market listing standards and Securities and Exchange Commission rules implementing requirements of the Sarbanes-Oxley Act of 2002.

Robert McGinnis.    Mr. McGinnis has served as a director since October 2011. Mr. McGinnis served as Managing Director of Greenwich Capital Markets from 1997 to 2008, where he built the Non-Agency Mortgage, Structured Products and Asset Backed business into one of the industry’s preeminent firms. In his role at Greenwich Capital Markets, Mr. McGinnis was responsible for origination, banking and trading of all products and for structuring, client relationships, recruiting, business development and new products. From 1982 to 1997, Mr. McGinnis was a Managing Director at Salomon Brothers Inc., responsible for origination and banking of Salomon’s Non-Agency Mortgage Business. Mr. McGinnis holds a Bachelor’s Degree in Civil Engineering from Rochester Institute of Technology, a Master’s Degree in Civil Engineering from Manhattan College and a Master of Business Administration from New York University.

Mr. McGinnis has significant industry specific experience as a result of his role as Managing Director of Greenwich Capital Markets, and his experience in the financial services industry provides the Board of Directors with valuable strategic and financial insights. As determined by our Board of Directors, Mr. McGinnis is financially literate and qualifies as a financial expert as required pursuant to The Nasdaq Stock Market listing standards and Securities and Exchange Commission rules implementing requirements of the Sarbanes-Oxley Act of 2002.

David B. Reiner.    Mr. Reiner has served as a director since October 2011. Mr. Reiner is currently a Managing Director with Regional Real Estate Investment Corporation (“RREIC”), a registered investment advisor that manages private investment funds that make opportunistic real estate investments. Prior to joining RREIC, Mr. Reiner served as a Managing Director with Grosvenor Investment Management US Inc. and its predecessor, Legg Mason Real Estate Services, from 2003 until June 2011. Mr. Reiner served as a member of Ocwen’s Board of Directors from 2009 until the date of our initial public offering. In addition, Mr. Reiner has served as a member of Residential’s Board of Directors since December 2012. At Grosvenor Investment Management, Mr. Reiner was responsible for the development and implementation of business strategy, capital markets activities, fund and investment development, fund-raising, fund operations and investor relations. He also was a member of the Management and Investment Committees for Grosvenor Investment Management’s Investment Funds business. He also served on the Capital Markets Committee of Grosvenor Fund Management Ltd. Mr. Reiner holds a Bachelor of Arts from the University of South Carolina and a Juris Doctorate degree from George Mason University School of Law. He also completed graduate work in international affairs and economics at the Fletcher School of Law & Diplomacy at Tufts University and the Johns Hopkins School of Advanced International Studies.

Mr. Reiner’s real estate investment expertise, particularly with respect to capital market activities, investment strategies and funding operations, provides important insights to the Board of Directors. In addition, his background in economics and public company audit committee experience enable him to provide guidance to the Board of Directors in overseeing financial and accounting aspects of our operations. As determined by our Board of Directors, Mr. Reiner is financially literate and qualifies as a financial expert as required pursuant to The Nasdaq Stock Market listing standards and Securities and Exchange Commission rules implementing requirements of the Sarbanes-Oxley Act of 2002.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Meetings of the Board of Directors

The Board of Directors plays an active role in overseeing management and representing the interests of the shareholders.  Directors are expected to attend all Board meetings, the meetings of Committees on which they serve and the Annual Meeting of Shareholders. Directors are also consulted for advice and counsel between formal meetings.

Our Board of Directors held five (5) meetings in 2013.

Independence of Directors

Our Corporate Governance Guidelines provide that a majority of our Board of Directors must qualify as independent Directors under the listing standards of The Nasdaq Stock Market and applicable law.

Our Board of Directors annually reviews the direct and indirect relationships that we have with each Director. The purpose of this review is to determine whether any relationships are inconsistent with a determination that the Director is independent. Only those Directors who are determined by our Board of Directors to have no material relationship with HLSS are considered independent. This determination is based in part on responses provided by Directors to an annual questionnaire incorporating the independence standards and qualifications established by The Nasdaq Stock Exchange and applicable law. Our current Board of Directors has determined that. Ms. Kennedy, and Messrs. Lochrie, McGinnis and Reiner are independent Directors.

Board Leadership Structure

Our Board of Directors has no fixed policy with respect to the separation of the offices of Chairman of the Board of Directors and Chief Executive Officer. Our Board of Directors retains the discretion to make determinations on this matter from time to time as may be in the best interests of the Company and our shareholders. The Board of Directors currently believes that separating the positions of Chief Executive Officer and Chairman is the best structure to fit the Company’s needs.  As our President and Chief Executive Officer, Mr. Van Vlack is responsible for our day-to-day operations and for formulating and executing our long-term strategies in collaboration with the Board of Directors. As Chairman of the Board, Mr. Erbey leads the Board of Directors and oversees Board meetings and the delivery of information necessary for the Board’s informed decision-making.  In addition to leading the Board of Directors, Mr. Erbey is actively involved in our business and focuses on strategy, key personnel development and corporate finance.

Committees of the Board of Directors

Our Board of Directors has established an Executive Committee, an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Mr. Erbey serves as the Chairman of our Board of Directors and as the Chairman of the Executive Committee. Mr. Reiner serves as the Chairman of the Audit Committee, and Mr. Lochrie serves as the Chairman of the Compensation Committee. Mr. McGinnis serves as the Chairman of the Nominating and Corporate Governance Committee. A brief description of these committees is provided below.

Executive Committee.    Our Executive Committee is generally responsible for acting on behalf of our Board of Directors during the intervals between meetings of our Board of Directors. Our Executive Committee is currently comprised of Messrs. Erbey and Van Vlack. Our Board of Directors has authorized the Chief Executive Officer to approve and/or to designate in writing certain individuals to approve actions in the ordinary course of business that are required to be documented by counterparties but do not require action by the Board of Directors or its committees. Such actions would include approving, signing and executing checks and electronic funds transmissions, dissolving or merging our wholly owned subsidiaries in the ordinary course of business and performing such other ministerial actions on such terms, conditions and limits as the Chairman deems appropriate in his sole discretion. All transactions approved by the Executive Committee will be provided to the Board of Directors at or before their next meeting for review and ratification.

Audit Committee.    The Audit Committee of our Board of Directors oversees the relationship with our independent registered public accounting firm; reviews and advises our Board of Directors with respect to reports by our independent registered public accounting firm; and monitors our compliance with laws and regulations applicable to our operations, including the evaluation of significant matters relating to the financial reporting process and our system of internal accounting controls and the review of the scope and results of the annual audit conducted by our independent registered public accounting firm. Each member of our Audit Committee, currently consisting of Messrs. Lochrie, McGinnis and Reiner, is required to be independent as defined in regulations adopted by the SEC and the listing standards of The Nasdaq Stock Market. Our Board of Directors has determined that each of Messrs. Lochrie, McGinnis and Reiner are independent as defined in the listing standards of The Nasdaq Stock Market and Rule 10A-3 under the Exchange Act and that each of them is financially literate. Our Board of Directors has also determined that Messrs. Lochrie, McGinnis and Reiner qualify as audit committee financial experts as that term is defined in the SEC rules implementing requirements of the Sarbanes-Oxley Act. Our Audit Committee operates under a written charter approved by our Board of Directors, a copy of which has been made available on our website and in print to any shareholder who requests it. The Audit Committee is responsible for approving related party transactions.

The Audit Committee held five (5) meetings in 2013.

Compensation Committee.    The Compensation Committee of our Board of Directors oversees our compensation and employee benefit plans and practices. Our Compensation Committee also evaluates and makes recommendations to our Board of Directors for human resource and compensation matters relating to our executive officers. The Compensation Committee will review with the Chief Executive Officer and subsequently approve all executive compensation plans, any executive severance or termination arrangements and any equity compensation plans that are not subject to shareholder approval. The Compensation Committee also has the power to review our other compensation plans, including the goals and objectives thereof, and to recommend changes to these plans to our Board of Directors. The Compensation Committee is comprised of three directors, currently consisting of Ms. Kennedy and Messrs. Lochrie and McGinnis. Each member of the Compensation Committee is required to be independent as defined in the listing standards of The Nasdaq Stock Market. While we have no specific qualification requirements for members of the Compensation Committee, we expect members of the Compensation Committee to have knowledge and experience regarding compensation matters as developed through their respective business experience in both management and advisory roles, including general business management, executive compensation and employee benefits experience. We believe that the collective achievements and knowledge of the Compensation Committee will provide us with diversity in experience, culture and viewpoints.

Our Compensation Committee operates under a written charter approved by our Board of Directors, a copy of which has been made available on our website and in print to any shareholder who requests it. On an annual basis, the Compensation Committee will evaluate its performance under the charter to ensure that it appropriately addresses the matters that are within the scope of committee responsibility. When necessary, the Compensation Committee will recommend amendments to its charter to the Board of Directors for approval.

The Compensation Committee will have the authority, at the Company’s expense, to retain independent counsel or other advisers as it deems necessary in connection with its responsibilities.

The Compensation Committee held two (2) meetings in 2013.

Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee of our Board of Directors makes recommendations to our Board of Directors of individuals qualified to serve as directors and committee members for our Board of Directors; advises our Board of Directors with respect to Board of Directors composition, procedures and committees; has developed and presented our Board of Directors with a set of corporate governance principles; and oversees the evaluation of our Board of Directors and our management. Our Nominating and Corporate Governance Committee currently consists of Ms. Kennedy and Messrs. Lochrie and McGinnis. Our Nominating and Corporate Governance Committee operates under a written charter approved by our Board of Directors, a copy of which has been made available on our website and in print to any shareholder who requests it. It is the policy of our Nominating and Corporate Governance Committee to consider candidates for director recommended by our shareholders. In evaluating all nominees for director, our Nominating and Corporate Governance Committee takes into account the applicable requirements for directors under the Exchange Act and the listing standards of The Nasdaq Stock Market. In addition, our Nominating and Corporate Governance Committee takes into account our best interests, as well as such factors as knowledge, experience, skills, expertise, diversity and the interplay of the candidate’s experience with the background of other members of our Board of Directors. The Nominating and Corporate Governance Committee views diversity in an expansive way to include differences in prior work experience, viewpoint, education and skill set. The Nominating and Corporate Governance Committee will periodically assess the appropriate size of the Board of Directors and whether any vacancies on the Board of Directors are anticipated. Various potential candidates for director will then be identified. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current Board of Directors members, professional search firms, shareholders or industry sources.

In evaluating a candidate, the Nominating and Corporate Governance Committee considers factors other than the candidate’s qualifications, including the current composition of the Board of Directors, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of other prospective nominees. In connection with this evaluation, the Nominating and Corporate Governance Committee will determine whether to interview the prospective nominee and, if warranted, one or more members of the Nominating and Corporate Governance Committee, and others as appropriate, will interview prospective nominees. After completing this evaluation and interview, the Nominating and Corporate Governance Committee will make a recommendation to the full Board of Directors as to the persons who should be nominated by the Board of Directors. The Board of Directors will determine the nominees after considering the recommendation and report of the Nominating and Corporate Governance Committee. Should our shareholders recommend a candidate for director, our Nominating and Corporate Governance Committee would evaluate such candidate in the same manner that it evaluates any other nominee.

The Nominating and Corporate Governance Committee held two (2) meetings in 2013.

If you wish to recommend persons for consideration by our Nominating and Corporate Governance Committee as nominees for election to our Board of Directors, you can do so by writing to our Secretary at Home Loan Servicing Solutions, Ltd., c/o Intertrust Corporate Services (Cayman) Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands. You should provide each proposed nominee’s name, biographical data and qualifications. Your recommendation should also include a written statement from the proposed nominee consenting to be named as a nominee and, if nominated and elected, to serve as a Director.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee was at any time during the 2013 fiscal year or at any other time an officer or employee of the Company and no member of the Compensation Committee had any relationship with us requiring disclosure under Item 404 of SEC Regulation S-K. None of our executive officers has served on the Board of Directors or Compensation Committee of any other entity that has or had one or more executive officers who served as a member of our Board of Directors or our Compensation Committee during the 2013 fiscal year.

Corporate Governance Guidelines

Our Board of Directors has adopted Corporate Governance Guidelines to provide a framework for us and our Board of Directors to ensure effective corporate governance. The Corporate Governance Guidelines covers topics such as director qualification standards, Board of Directors and committee composition, director responsibilities, director access to management and independent advisors, director compensation, director orientation and continuing education, management succession and annual performance appraisal of the Board of Directors.

Our Nominating and Corporate Governance Committee will review our Corporate Governance Guidelines at least once a year and, if necessary, recommend changes to our Board of Directors. Our Corporate Governance Guidelines have been made available on our website and in print to any shareholder who requests them.

Executive Sessions of Non-Management Directors

Non-management Directors met in executive session without management five (5) times in 2013.  A non-management Director presides on a rotational basis as determined by our Board of Directors at each executive session.

Communications with Directors

If you desire to communicate with our Board of Directors or any individual Director regarding HLSS, you may do so by mail addressed to our Secretary at Home Loan Servicing Solutions, Ltd., c/o Intertrust Corporate Services (Cayman) Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9005 Cayman Islands.  Communications received in writing are distributed to our Board of Directors or to individual Directors, as the General Counsel and Secretary deems appropriate, depending on the facts and circumstances outlined in the communication received.

Code of Ethics

Our Board of Directors has adopted a Code of Business Conduct and Ethics that applies to our directors, officers and employees, as required by listing standards applicable to The Nasdaq Stock Market. Any waivers from this Code of Business Conduct and Ethics for directors or executive officers must be approved by our Board of Directors or a board committee and must be promptly disclosed to our shareholders. The Code of Business Conduct and Ethics has been made available on our website and in print to any shareholder who requests a copy. Any amendments to the Code of Business Conduct and Ethics, as well as any waivers that are required to be disclosed under the rules of the SEC or the listing standards of The Nasdaq Stock Market, will be posted on our website.

Risk Management and Oversight Process

Our Board of Directors and each of its Committees are involved in overseeing risk associated with the Company. The Board of Directors and the Audit Committee monitor HLSS’ credit risk, liquidity risk, regulatory risk, operational risk and enterprise risk by regular reviews with management and internal and external auditors.  In its periodic meetings with the internal auditors and the independent accountants, the Audit Committee discusses the scope and plan for the internal audit and includes management in its review of accounting and financial controls, assessment of business risks and legal and ethical compliance programs. The Board of Directors and the Nominating and Corporate Governance Committee monitor the Company’s governance and succession risk by regular review with management. The Board of Directors and the Compensation Committee monitor the Company’s compensation policies and related risks by regular reviews with management.  The Board of Directors’ role in risk oversight is consistent with the Company’s leadership structure with the Chief Executive Officer and other members of senior management having responsibility for assessing and managing the Company’s risk exposure, and the Chairman, the Board of Directors and its Committees providing oversight in connection with these efforts.

BOARD OF DIRECTORS COMPENSATION

The following table discloses compensation received by each non-management member of our Board of Directors who served as a Director during fiscal year 2013. Our management Directors do not receive an annual retainer or any other compensation for their service on the Board of Directors.

Name	Fees Earned Or Paid in Cash ($)	All Other Compensation ($)	Total ($)
William C. Erbey	$141,250	$—	$141,250
Richard J. Lochrie	$95,000	$—	$95,000
David B. Reiner	$97,500	$—	$97,500
Kerry Kennedy	$85,000	$—	$85,000
Robert McGinnis	$93,750	$—	$93,750

Cash Compensation

We provide the following annual cash compensation to our non-management Directors in quarterly installments:

•	a retainer of $85,000;

•	an additional $50,000 to the Chairman of the Board of Directors;

•	an additional $12,500 to the Audit Committee Chairperson;

•	an additional $5,000 to all Committee Chairpersons (other than the Audit Committee Chairperson); and

•	an additional $5,000 to all Audit Committee members (other than the Chairperson).

Other Compensation Matters

Director compensation may be prorated for a Director serving less than a full one (1) year term such as in the case of a Director joining the Board of Directors after an annual meeting of shareholders. Directors are reimbursed for reasonable travel and other expenses incurred in connection with attending meetings of the Board of Directors and its Committees. Director compensation is subject to review and adjustment by the Board of Directors from time to time.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

The following table sets forth certain information with respect to each person who currently serves as one of our executive officers but does not serve on our Board of Directors. Our executive officers have been appointed by our Board of Directors and generally serve at the discretion of our Board of Directors. There are no arrangements or understandings between us and any person for election as an executive officer. None of our Directors and/or executive officers is related to any other Director and/or executive officer of HLSS or any of its subsidiaries by blood, marriage or adoption.

Name(1)	Age	Position
James E. Lauter	54	Senior Vice President and Chief Financial Officer
Richard Delgado	45	Senior Vice President and Treasurer
Michael G. Lubin	38	Senior Vice President, General Counsel and Secretary
Bryon E. Stevens	45	Senior Vice President, Investor Relations and Capital Markets

(1)	All information set forth herein is as of March 19, 2014.

James E. Lauter.    Mr. Lauter has served as our Chief Financial Officer since March 5, 2012, the date of our initial public offering. Mr. Lauter joined Ocwen in September 2010 as Vice President, Finance where he served until the date of our initial public offering and where his duties have included directing the Advance Facility and Portfolio Valuation departments. From 2000 until joining Ocwen, he held several positions at AT&T including Chief Financial Officer of National Business Markets, On-line Markets and BellSouth Community Technologies as well as various roles in Retail Marketing and Long Distance. Before joining AT&T, he held Finance Management positions with MCI Telecommunications, Per Se Technologies and with Deloitte & Touche, LLP as Audit Manager. Mr. Lauter holds a Bachelor of Business Administration in Accounting from Georgia State University and is a Certified Public Accountant in the State of Georgia.

Richard Delgado.    Mr. Delgado has served as our Treasurer since March 5, 2012, the date of our initial public offering. Mr. Delgado served as Senior Vice President and Treasurer of Ocwen from August 2008 until our initial public offering. He joined Ocwen in November 1995 as a Senior Associate in the Tax Related Securities department. During his tenure at Ocwen, he also held the positions of Senior Manager, Securitization, Director, Acquisitions & Securitizations, and Treasurer. Prior to joining Ocwen, Mr. Delgado was employed by the New York office of Deloitte & Touche, LLP as a Senior Analyst in the CMO Group from September 1993 through November 1995. He also worked in Accounting Management for Sav-A-Tree Incorporated and American Ultramar Limited. Mr. Delgado holds a Bachelor’s degree in Accounting from Iona College and is a New York State Certified Public Accountant.

Michael G. Lubin. Mr. Lubin has served as our General Counsel since March 10, 2014. Prior to joining HLSS, Mr. Lubin was an attorney in the Cayman Islands office of Ogier, an international law firm, from July 2007 to February 2014. While at Ogier, Mr. Lubin was part of the firm’s corporate and investment funds practice groups and specialized in corporate law and the structuring, establishment and operation of hedge funds and private equity funds. From July 2005 to July 2007, Mr. Lubin was legal counsel at Bell Canada in Toronto, Ontario where he advised the company in relation to both revenue generating and procurement transactions. From September 2003 to July 2005, he was a corporate attorney at the law firm Davies Ward Phillips & Vineberg LLP, in Toronto, Ontario. He holds a Bachelor of Arts in English from Bishop’s University and a Bachelor of Laws from the University of Manitoba.

Bryon E. Stevens. Mr. Stevens has served as Senior Vice President of Investor Relations and Capital Markets since June 2012. Prior to joining HLSS, Mr. Stevens managed the Alternative Capital Markets Group at UBS Securities where he was responsible for raising capital for companies in private and public transactions. Before joining UBS Securities, he was a Vice President at J.P. Morgan Securities where he worked in Mergers & Acquisitions, Equity Private Placements and Syndicated Finance. Before joining J.P. Morgan Securities, he was a consultant at Ernst & Young where he focused on systems integration and process improvement. Mr. Stevens holds a degree in economics from Santa Clara University and a Master of Business Administration from the University of Chicago Booth School of Business.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND RELATED SHAREHOLDER MATTERS

Beneficial Ownership of Ordinary Shares

The following table sets forth certain information regarding the beneficial ownership of our ordinary shares as of the record date by:

•	all persons know by HLSS to own beneficially 5% or more of the outstanding ordinary shares;

•	each Director and named executive officer of HLSS; and

•	all Directors and executive officers of HLSS who are currently employed as a group.

The table is based upon information supplied to us by Directors, executive officers and principal shareholders and filings under the Securities Exchange Act of 1934, as amended.  The information in the table is as of March 19, 2014, unless otherwise indicated.

Shares Beneficially Owned (1)
Name and Address of Beneficial Owner:	Amount	Percent
Neuberger Berman Group LLC (2) 605 Third Avenue New York, New York 10158	7,207,844	10.1%
Capital Research Global Investors (3) 333 South Hope Street Los Angeles, California 90071	6,176,800	8.7%
Allianz Global Investors U.S. Holdings LLC (4) 680 Newport Center Drive, Suite 250 Newport Beach, California 92660	4,437,015	6.2%
Blackrock, Inc. (5) 40 East 52nd Street New York, New York 10022	4,073,287	5.7%
The Vanguard Group (6) 100 Vanguard Boulevard Malvern, Pennsylvania 19355	3,969,541	5.6%

Directors and Named Executive Officers:	Amount	Percent
William C. Erbey(7)	862,388	1.2%
John P. Van Vlack	125,000	*
Kerry Kennedy	3,590	*
Richard J. Lochrie	—	*
Robert McGinnis	14,500	*
David B. Reiner	5,025	*
James E. Lauter	12,000	*
Richard Delgado	—	*
Bryon E. Stevens	5,000	*
Michael G. Lubin	—	*
Michael J. McElroy (8)	—	*
All Directors and Executive Officers as a Group (11 persons)	1,027,503	1.4%

*	Less than 1%.

(1)
For purposes of this table, an individual is considered the beneficial owner of ordinary shares if he or she directly or indirectly has or shares voting power or investment power, as defined in the rules promulgated under the Securities Exchange Act of 1934, as amended.  Unless otherwise indicated, an individual has sole voting power and sole investment power with respect to the indicated shares.  No shares have been pledged as security by the named executive officers or Directors.

(2)	Based on information contained in a Schedule 13G/A filed with the Securities and Exchange Commission on February 12, 2014, reporting securities owned as of December 31, 2013.

(3)	Based on information contained in a Schedule 13G/A filed with the Securities and Exchange Commission on February 13, 2014, reporting securities owned as of December 31, 2013.

(4)	Based on information contained in a Schedule 13G filed with the Securities and Exchange Commission on February 12, 2014, reporting securities owned as of December 31, 2013.

(5)	Based on information contained in a Schedule 13G filed with the Securities and Exchange Commission on February 3, 2014, reporting securities owned as of December 31, 2013.

(6)	Based on information contained in a Schedule 13G filed with the Securities and Exchange Commission on February 11, 2014, reporting securities owned as of December 31, 2013.

(7)
Includes 862,388 shares held by Salt Pond Holdings, LLC, a United States Virgin Islands limited liability company, of which the members are William C. Erbey, his spouse, E. Elaine Erbey; FF Plaza Limited Partnership, a Delaware partnership of which the partners are Mr. and Mrs. Erbey; and Erbey Holding Corporation, a Delaware corporation, wholly owned by Mr. Erbey.

(8)	Mr. McElroy resigned from the Company on October 11, 2013. Shares beneficially owned are presented as of October 11, 2013.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information as of March 19, 2014 concerning shares issuable under the Company's equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	—	—	—
Equity compensation plans not approved by security holders	1,280,000	22.84	720,000
Total	1,280,000	22.84	720,000

(1)
Represents share option awards approved by the Compensation Committee, pursuant to the 2013 Equity Incentive Plan. The 2013 Equity Incentive Plan provides for a maximum of 2,000,000 share option awards. The weighted average term of the 1,280,000 option awards is 9.73 years.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, we believe that all filing requirements applicable to our officers and directors and 10% beneficial owners were complied with during the 2013 fiscal year.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Introduction, Philosophy and Objectives

The following describes the Compensation Committee’s executive officer compensation philosophies, objectives and actions. The Compensation Committee oversees our compensation and employee benefit plans and practice and may change the compensation policies described below in the future.

The primary philosophy underlying our executive compensation program is to align executives’ interests with those of the shareholders by rewarding performance that achieves or exceeds specific annual and strategic goals with the ultimate objective of generating a stable and sustainable dividend. We intend to review both the performance and compensation of our executive officers annually to ensure that we maintain our ability to attract and retain superior employees in key positions and that compensation provided to key employees remains competitive relative to the compensation paid to similarly situated executives of our peer companies. To achieve these objectives, executive compensation packages will include both base and incentive-based compensation that rewards performance as measured against established goals.

Role of Executive Officers in Compensation Decisions

The President and Chief Executive Officer, Mr. Van Vlack, annually reviews the performance of each other executive officer. Mr. Van Vlack’s performance will be annually reviewed by the Compensation Committee. Mr. Van Vlack’s conclusions and recommendations regarding executive officer incentive award amounts were presented to the Compensation Committee for its consideration and approval. The Compensation Committee has the authority to exercise its discretion in accepting, rejecting and/or modifying any such executive compensation recommendations.

Elements of Compensation

The current compensation package for our executive officers consists of base salary and annual incentive compensation. This compensation structure provides each executive officer with a competitive salary, while emphasizing an incentive compensation element that is tied to the achievement of corporate goals and strategic initiatives as well as individual performance. We believe that the following elements of compensation are appropriate in light of our performance, industry, current challenges and environment.

Base Salary

Base salaries for our executive officers are established based on individual qualifications and job responsibilities while taking into account compensation levels at similarly situated companies for similar positions. Base salaries of the executive officers are reviewed annually during the performance appraisal process with adjustments made based on an analysis of compensation levels necessary to maintain and attract quality personnel, an internal review of the executive officer’s compensation in relation to other personnel, individual performance of the executive officer and corporate performance. Salary levels will also be considered upon a promotion or other change in job responsibility. The Compensation Committee sets the base salary for the President and Chief Executive Officer, and the President and Chief Executive Officer sets the base salaries for all other executive officers, in each case, subject to approval by the Compensation Committee. The following were the base salaries for our named executive officers for 2013:

Name and Title	2013 Base Salary
John P. Van Vlack	$325,000
President and Chief Executive Officer
James E. Lauter	$238,000
Chief Financial Officer
Richard Delgado	$275,000
Treasurer
Michael J. McElroy (1)	$220,000
Former General Counsel
Bryon E. Stevens	$250,000
Senior Vice President, Investor Relations and Capital Markets

(1)	Mr. McElroy resigned from the Company on October 11, 2013.

Annual Incentive Compensation. Our incentive compensation plan for executives was originally developed by Mr. Erbey and subsequently ratified and adopted by the Compensation Committee. Pursuant to the plan, a participant can earn incentive compensation paid in cash as determined by the Compensation Committee.

Each executive officer has a targeted annual incentive award that is expressed as a percentage of total target compensation. Currently, 30% to 50% of total target compensation is payable only upon achievement of certain minimum corporate and individual performance levels. The appropriate targeted percentage varies depending on the nature and scope of each executive officer’s responsibilities. The table below reflects the percentage of each named executive officer’s target total compensation that was allocated to each of base salary and incentive compensation for 2013:

Name	Base Salary % of Target Total Compensation in 2013	Incentive Compensation % of Target Total Compensation in 2013
John P. Van Vlack	50%	50%
James E. Lauter	70%	30%
Richard Delgado	50%	50%
Michael J. McElroy (1)	70%	30%
Bryon E. Stevens	50%	50%

(1)	Mr. McElroy resigned from the Company on October 11, 2013.

The targeted incentive compensation for each of our named executive officers is shown in the table below:

Name	2013 Target Incentive Award
John P. Van Vlack	$325,000
James E. Lauter	$102,000
Richard Delgado	$275,000
Michael J. McElroy (1)	$94,286
Bryon E. Stevens	$250,000

(1)	Mr. McElroy resigned from the Company on October 11, 2013 and thus was not eligible to receive this award.

Our annual incentive-based cash compensation is structured to motivate executives to achieve pre-established key performance indicators by rewarding the executives for such achievement. This is accomplished by using a balanced scorecard methodology that incorporates multiple financial and non-financial performance indicators. This corporate scorecard is approved annually by the Compensation Committee and/or the full Board of Directors and is used by the Compensation Committee as a factor to determine the appropriate amount of incentive compensation to be paid to the President and Chief Executive Officer and other key executives. In determining whether to approve the corporate scorecard each year, the Compensation Committee considers a number of factors, including whether the goals are consistent with and likely to enhance corporate performance including generating a stable and sustainable dividend as well as the level of difficulty associated with attainment of each goal in the scorecard.

The corporate scorecard was based on achieving (i) the Dividend Target, (ii) the Earnings Target, (iii) the Advance Financing Target - Availability, (iv) the Advance Financing Target - Cost, and (v) the Completion of the Strategic Initiatives as determined by the Compensation Committee.

The incentive awards of our executive officers for 2013 were structured so that compensation opportunities were related to (i) the performance appraisal of the executive officer (20%) and (ii) the performance within the business or support unit as expressed on each executive officer’s scorecard (80%).

Each executive officer’s personal scorecard contains key components of the Company’s strategic initiatives related to the executive’s business or support unit. The components in each scorecard are weighted individually based on relevance to the ultimate financial performance of the Company and achievement of the strategic initiatives. Additionally, in the process of developing the weighted value of each goal in the executive’s scorecard, a methodology is used to discourage an executive from pursuing short-term risks to attain their goals.

Within each component of the scorecard, there are three established levels of achievement: threshold, target and outstanding. Each level of achievement is tied to a relative point on a percentage scale which indicates the executive officer’s level of goal achievement within each component of the scorecard. Achieving the threshold level of achievement will earn the executive officer 50% of the target incentive compensation tied to such goal; the target level of achievement will earn the executive officer 100% of the target incentive compensation tied to such goal; and the outstanding level of achievement will earn the executive officer 150% of the target incentive compensation tied to such goal. Any achievement below the threshold level will not entitle the executive to compensation for the associated goal.

These goals and initiatives will be further cascaded to all of our incentive-eligible employees in their personal scorecards. Within this program, all incentive-eligible employees of the organization are tied to a personal or business unit scorecard from which to measure performance against goals that are directly linked to corporate profitability and strategy. This incentive compensation structure is intended to align the goals of our executives with the overall success of the Company, while establishing clear performance standards within their respective business or support units.

The scorecards are communicated to all incentive-eligible employees by the employee’s immediate supervisor and are available to employees at all times in our performance management tracking system. Performances against such scorecards are reviewed with senior management on a quarterly basis and at the end of each year.

Our corporate scorecard for 2013 and corresponding achievement levels are detailed below:

2013 Corporate Scorecard Elements
Corporate Objectives	Achievement Levels
	Threshold	Target	Outstanding	Level Achieved
1. Achieve dividend target	Pay all dividends declared by the Board in a timely and accurate manner	Threshold condition plus pay dividends >= 90% of annualized GAAP earnings	Target condition plus avoidance of a reduction in dividends declared	Outstanding
2. Achieve earnings target	Annualized EPS of $1.64	Annualized EPS of $1.78	Target condition plus no shortfall from guidance	Outstanding
3. Achieve financing target – availability	Maintain continuous funding	Threshold condition plus achieve tenor increase as of 12/31/2013	Target condition plus advance rate > = 80% on eligible advances	Outstanding
4. Achieve financing target – cost	Financing cost of <= 2.40% before adjustment	Financing cost of <= 2.16% before adjustment	Financing cost of <= 2.04% before adjustment	Outstanding

Strategic Initiatives	Achievement Levels			Level Achieved
	Threshold	Target	Outstanding
1. Launch Sarbanes Oxley Process	No unmitigated material weakness in internal controls at year-end	Complete implementation and initial testing of Sarbanes Oxley controls by August 31	No unmitigated significant improvement opportunities in internal controls at year-end	Outstanding
2. Improve rating agency perceptions	Discretion of the Board	Discretion of the Board	Discretion of the Board	Target
3. Increase distribution of HLSS share	Discretion of the Board	Discretion of the Board	Discretion of the Board	Outstanding
4. Business development	Discretion of the Board	Discretion of the Board	Discretion of the Board	Outstanding
5. Performance under Professional Services Agreement between HLSS and Ocwen	Discretion of Ocwen Chief Executive Officer	Discretion of Ocwen Chief Executive Officer	Discretion of Ocwen Chief Executive Officer	Outstanding

As noted above, executives have 20% of their incentive compensation determined by their performance appraisal for the service year. Each of our executive officers performed a self-assessment as to his performance against his goals for the applicable year. Our President and Chief Executive Officer used these assessments to prepare a written performance appraisal for each of the other executive officers. The President and Chief Executive Officer presented the performance appraisal scores and personal scorecard performance to the Compensation Committee and made recommendations as to the incentive compensation for each executive officer. The Compensation Committee evaluated the recommendations and made the final incentive compensation award determinations for the executives and other incentive-eligible employees. Annual incentive compensation was paid to our executives and other incentive-eligible employees after Compensation Committee approval.

In addition to the compensation described above, for our President and Chief Executive Officer, Chief Financial Officer, Treasurer and SVP of Investor Relations and Capital Markets, there was a discretionary capital markets incentive enhancement based on the growth in the gross assets of the Company during 2013.

The personal scorecards for our executive officers are as follows:

Initiatives	John P. Van Vlack	James E. Lauter	Richard Delgado	Bryon E. Stevens
Corporate Objective 1	20%	20%	15%	10%
Corporate Objective 2	20%	15%	15%	10%
Corporate Objective 3	15%	15%	20%	10%
Corporate Objective 4	15%	10%	20%	10%
Strategic Initiative 1	5%	15%	—%	5%
Strategic Initiative 2	5%	5%	10%	10%
Strategic Initiative 3	5%	5%	5%	25%
Strategic Initiative 4	10%	5%	5%	15%
Strategic Initiative 5	5%	10%	10%	5%
Total	100%	100%	100%	100%

At the first Board of Directors meeting for each fiscal year, the Compensation Committee approves the corporate scorecard and annual incentive components for the executive officers for that fiscal year. Key performance indicators for the Company for 2014 have been developed.

The Compensation Committee has approved the 2014 corporate scorecard which includes targets for earnings per share, dividends and financing, and also includes strategic initiatives relating to operational development and performance and business development.

Setting Compensation Levels

The Company believes our executive compensation programs are effectively designed, are in alignment with the interests of our shareholders and are instrumental to achieving our business strategy.

Based on benchmarking, performance, retention and other relevant considerations, the Compensation Committee reviews recommendations and determines appropriate base salary and annual incentive compensation targets for the executive officers.  The Compensation Committee generally makes its determinations during the second quarter of the year; however, they may make adjustments at other times as appropriate. Richard E. Delgado’s base compensation and target incentive award were raised to $275,000 and $275,000, respectively during 2013. Other than Mr. Delgado, no executive officers have received increases in their base or target compensation since our last proxy filing.

With the exception of the proposed 2013 Equity Incentive Plan, no other changes to President and Chief Executive Officer or executive officer compensation are recommended for 2014 other than that noted above.

Share Ownership Policies

Although we do not have stock ownership requirements, our philosophy is that equity ownership by our executives and employees is important to attract, motivate, retain and to align their interests with the interests of our stockholders. The Compensation Committee believes that our proposed 2013 Equity Incentive Plan will be adequate to achieve this philosophy. The 2013 Equity Incentive Plan was approved by the Compensation Committee on December 5, 2013for certain HLSS employees. The 2013 Equity Incentive Plan is subject to shareholder approval and is listed within this proxy statement as “Proposal Three”. We maintain an insider trading policy and a management directive detailing our window-period policy governing the timing of transactions in our securities for directors and executives.

Other Compensation

Our policy with respect to other employee benefit plans is to provide benefits to our employees, including executive officers that are comparable to benefits offered by companies of a similar size to ours. A competitive comprehensive benefit program is essential in achieving the goal of attracting and retaining highly qualified employees.

From time to time, we enter into separation agreements with executive officers that contain these provisions.

Tax Considerations

The timing of compensation decisions is driven by a variety of tax considerations. Under Section 162(m) of the Code, tax deductibility by corporate taxpayers is limited with respect to compensation of certain executive officers to $1,000,000 per covered executive unless such compensation is based upon the attainment of performance objectives meeting certain regulatory criteria or is otherwise excluded from the limitation. It is the Compensation Committee’s intention to qualify all compensation for performance-based deductibility under Section 162(m), except in situations where qualifying compensation for the exclusion would be inconsistent with our overall best interest.

In order to satisfy the deductibility requirements under Section 162(m) of the Code, performance objectives must be established in the first ninety (90) days of the performance period and the outcome of said objectives is still uncertain.  For annual incentive awards, this generally means performance objectives must be established no later than the end of March of each year.  In addition, in order to avoid being considered deferred compensation under Section 409A of the Code and to be deductible for the prior tax year, our incentive compensation with respect to the prior year must be paid by March 15 of each year.

Report of the Compensation Committee

The Compensation Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis included on pages 16 through 26 of this proxy statement with management.

Based on the review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation Committee:
April 15, 2014	Richard J. Lochrie, Chairman
Kerry Kennedy, Director
Robert McGinnis, Director

Summary Compensation Table

The following table discloses compensation received by our named executive officers for the period from March 5, 2012 (the date of our initial public offering) until December 31, 2012 and during the fiscal year 2013.

Name and Principal Position	Year	Salary(1) ($)	Non-Equity Incentive Award Compensation(2) ($)		All Other Compensation(3) ($)	Total ($)
John P. Van Vlack, President and Chief Executive Officer	2013	$325,000	$906,327	(4)	$5,100	$1,236,427
	2012	$268,169	$624,875	(7)	$—	$893,044

James E. Lauter, Chief Financial Officer	2013	$238,000	$324,870	(4)	$48,516	$611,386
	2012	$158,839	$152,532	(8)	$733	$312,104

Richard Delgado, Treasurer(5)	2013	$268,750	$486,577	(4)	$3,058	$758,385
	2012	$206,284	$301,808		$288	$508,380

Michael J. McElroy, Former General Counsel(6)	2013	$171,505	$—		$12,962	$184,467
	2012	$181,530	$119,769		$28,493	$329,792

Bryon Stevens, SVP of Investor Relations and Capital Markets	2013	$250,000	$285,602	(4)	$2,500	$538,102
	2012	$134,563	$203,126		$—	$337,689

(1)	Represents the amount of salary earned in the corresponding year.

(2)	Represents the amount of annual incentive compensation earned in the corresponding year.

(3)
Consists of contributions by HLSS pursuant to HLSS’ 401(k) Savings Plan and relocation expenses. Relocation expense paid for Mr. Lauter and Mr. McElroy were $43,931 and $10,000 during 2013. Relocation expenses paid for Mr. McElroy were $24,093 during 2012.

(4)
Represents annual incentive compensation based on performance appraisal and corporate scorecard achievement plus a discretionary capital markets incentive enhancement based on the growth in the gross assets of the Company during 2013. Messrs. Van Vlack, Lauter, Delgado and Stevens earned capital markets incentive enhancements of $440,227, $107,639, $178,602 and $30,602, respectively.

(5)	Effective April 1, 2013, Mr. Delgado’s annual salary increased from $250,000 to $275,000.

(6)	Mr. McElroy resigned from the Company on October 11, 2013.

(7)
Represents annual incentive compensation based on performance appraisal and corporate scorecard achievement plus an incentive based on the month-end weighted average gross assets of the Company in 2012.

(8)	Represents annual incentive compensation based on performance appraisal and corporate scorecard achievement plus a discretionary incentive of $50,000.

Employment Agreements

Our principal executive office re-located to the Cayman Islands effective January 1, 2014. In connection with the re-location, Mr. John Van Vlack, our President and Chief Executive Officer, Mr. James Lauter, a Senior Vice President and our Chief Financial Officer and Mr. Richard Delgado, a Senior Vice President and our Treasurer, became employees of HLSS SEZ LP, a Cayman Islands exempted limited partnership and wholly owned subsidiary of the Company. Subsection 6(1) of the Labour Law (2011 Revision) of the Cayman Islands (the “Labour Law”) provides that every employer is required to furnish the employee with a written statement of his conditions of employment that addresses specific criteria set forth in the Labour Law. On January 1, 2014 each of Messrs. Van Vlack, Lauter and Delgado (each, an “Employee”) entered into an employment agreement with HLSS SEZ LP (collectively, the “Employment Agreements”) as required by the Labour Law.
The Employment Agreements provide that each Employee is entitled to receive an annual base salary and is eligible for a discretionary incentive compensation bonus. Each Employee is also entitled to receive benefits such as health care and a contributory retirement plan as required by Cayman Islands law and to participate in all compensation or employee benefit plans or programs, and all benefits or perquisites, for which the Employee is eligible under any existing or future HLSS policy, plan or program. The Employees are entitled to 4 weeks (20 days) holiday with pay in each calendar year. HLSS reimburses each Employee for reasonable costs properly incurred by such Employee in the course of his employment with HLSS including, without limitation, reimbursement of relocation expenses. Each Employee is also bound by certain confidentiality, non-solicitation and non-competition covenants.
In order to enable us to recruit top talent and incentivize key personnel to relocate, we offer a relocation package to individuals relocating to the Cayman Islands to work for HLSS SEZ LP. The relocation package includes benefits such as moving expenses, home sale support, a cost of living adjustment, a temporary housing allowance for up to three months, payment of children’s school tuition fees, payment for one annual “home leave” travel return trip to the continental United States and tax gross ups on certain taxable benefits, in each case subject to certain limits and exceptions. In addition, upon a participant’s retirement or involuntary termination without cause, such participant is eligible to receive reimbursement for relocation costs back to the continental United States.

Potential Payments upon Termination and Change of Control

Below is a description of the minimum amounts payable to each Employee under their respective Employment Agreement, assuming the Employee’s employment had terminated under various scenarios as of December 31, 2013. Due to the number of factors that affect the nature and amount of any benefits under the various scenarios, actual amounts paid or distributed may be different. Notwithstanding the following minimum requirements, we intend to handle each termination as appropriate in light of the circumstances.

Under each Employment Agreement, the employment term continues indefinitely until the Employee's separation from HLSS. Employment can be terminated by reason of death or disability, the Employee attaining the age of sixty, the voluntary termination of employment by the Employee or termination of employment by HLSS in the circumstances described below. HLSS can dismiss each Employee summarily and without notice if the Employee is guilty of serious misconduct. HLSS may also terminate each Employee's employment upon 45 days prior written notice where the Employee is guilty of misconduct in or in relation to his employment not serious enough to justify summary dismissal or where the Employee is no longer performing the duties of his employment in a satisfactory manner. Except in the circumstances described above, Mr. Van Vlack is entitled to receive at least three months prior written notice of termination. The Employment Agreements for Messrs. Lauter and Delgado do not contain an entitlement to three months’ prior written notice of termination.
In certain circumstances, HLSS may elect to make payment in lieu of requiring the Employee to complete the foregoing notice periods. As of December 31, 2013, the payment in lieu of notice Mr. Van Vlack would have received upon termination, based on the full three month notice period, would have been $81,250. Each Employee would also receive medical insurance benefits based on COBRA premiums that would be paid for continued medical insurance benefits during the applicable notice period.

In our sole determination and in consideration of an undertaking that the Employee will not run a personal business similar or in competition with the business of HLSS nor enter into an employment contract with a business similar or in competition with the business of HLSS, we will pay to the relevant Employee four (4) months of his gross basic salary subject to such Employee’s execution of a separation agreement. We may waive these obligations unilaterally on condition that we inform the executive officer within two weeks from notification of the termination of the Employment Agreement by either party. As of December 31, 2013, such payment would have been $108,333 for Mr. Van Vlack, $79,333 for Mr. Lauter and $91,666 for Mr. Delgado.

None of our executive officers currently has an arrangement in which they would be entitled to a payment on a change of control, other than payments for termination described above to the extent the surviving party in a change of control transaction assumes the employment arrangements described above.

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Proposal Two)

The Audit Committee of our Board of Directors has appointed Deloitte & Touche LLP, independent registered public accountants, to be our independent registered public accounting firm for the year ending December 31, 2014 and has further directed that such appointment be submitted for ratification by our shareholders at the Annual Meeting. Although shareholder ratification of the Audit Committee’s action in this respect is not required, the Audit Committee considers it desirable for shareholders to ratify such appointment. If the shareholders do not ratify the appointment of Deloitte & Touche LLP, the Audit Committee may, in its sole discretion, reevaluate the engagement of the independent auditors.

Representatives of Deloitte & Touche LLP will be present at the Annual Meeting, will be given the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from you.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2014.

Report of the Audit Committee

The Audit Committee of the Board of Directors has:

•	Reviewed and discussed with management HLSS' audited financial statements as of and for the year ended December 31, 2013;

•
Discussed with Deloitte & Touche LLP, HLSS’s independent registered public accounting firm, the matters required to be discussed statement on auditing standards No. 61, “Communication with Audit Committees,” as amended, as adopted by the Public Company Accounting Oversight Board; and

•
Received and reviewed the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and discussed with Deloitte & Touche LLP their independence.

In reliance on the review and discussion referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in HLSS’ annual report on Form 10-K for the year ended December 31, 2013.

Audit Committee:
February 4, 2014	David B. Reiner, Chairman
Robert McGinnis, Director
Richard J. Lochrie, Director

Deloitte & Touche LLP Fees

The following table shows the aggregate fees billed to HLSS for professional services by Deloitte & Touche LLP for each of the fiscal years 2013 and 2012:

	2013	2012
Audit Fees	$856,466	$636,533
Audit - Related Fees	$—	$—
Tax Fees	$449,250	$—
Equity Offering Related Fees	$102,500	$780,000
All Other Fees	$310,000	$70,000
Total	$1,718,216	$1,486,533

Audit Fees.  This category includes the aggregate fees billed for professional services rendered for the audits of HLSS’ consolidated financial statements for fiscal year 2012 and 2013, for the reviews of the financial statements included in HLSS’ quarterly reports on Form 10-Q during fiscal year 2012 and 2013 and for services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for the relevant fiscal year.

Audit-Related Fees. This category includes the aggregate fees billed in fiscal year 2012 and 2013 for assurance and related services by the independent registered public accounting firm that are reasonably related to the performance of the audits or reviews of the financial statements and are not reported above under “Audit Fees” and generally consist of fees for other attest engagements under professional auditing standards, internal control related matters, audits of employee benefit plans and due diligence.

Tax Fees. This category includes the aggregate fees billed in fiscal year 2012 and 2013 for professional services rendered by the independent registered public accounting firm for tax compliance, tax planning and tax advice.

Equity Offering Related Fees.  This category includes the aggregate fees billed during the last two fiscal years in connection with our follow-on equity offering.

All Other Fees.  This category includes the aggregate fees billed in each of the last two fiscal years for products and services provided by the independent registered public accounting firm that are not reported above under “Audit Fees” or “Equity Offering Related Fees.”

The Audit Committee considered the compatibility of the non-audit-related services provided by and fees paid to Deloitte & Touche LLP in 2013 and the proposed services for 2014 and determined that such services and fees are compatible with the independence of Deloitte & Touche LLP.

Audit Committee Pre-Approval Policy. The Audit Committee is required to pre-approve the audit and non-audit services performed by the independent registered public accounting firm in order to assure that the provision of such services does not impair the independent registered public accounting firm’s independence. Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it will require specific pre-approval by the Audit Committee. In 2013, less than 1% of the fees associated with the independent registered public accounting firm services were not pre-approved by the Audit Committee.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

VOTE TO APPROVE 2013 EQUITY INCENTIVE PLAN
(Proposal Three)
On December 5, 2013, our Board of Directors adopted, subject to your approval, the 2013 Equity Incentive Plan.  The Board of Directors recommends that you approve the new plan, as it encourages eligible employees to apply their best efforts toward our success. We are also able to use the plan to attract talented persons to join our company and retain existing eligible employees.

The proposed plan is attached as Appendix A to this proxy statement.  The following description of the material features of the 2013 Equity Incentive Plan is qualified in its entirety by reference to the text of the 2013 Equity Incentive Plan. We encourage you to read the full text of the plan before voting.

Summary of the 2013 Equity Incentive Plan

The purpose of the 2013 Equity Incentive Plan is to assist HLSS in attracting, retaining and motivating directors and employees of outstanding ability and to align their interests with those of the shareholders of the Company. The 2013 Equity Incentive Plan is administered by the Compensation Committee which may authorize the award of options, restricted shares, share appreciation rights, performance awards or other share-based awards to our employees. Currently, other than share options with vesting terms, the Compensation Committee does not expect to grant any restricted shares, share appreciation rights, performance awards or other share-based awards under the 2013 Equity Incentive Plan. Each option award granted under the 2013 Equity Incentive Plan is, and will be, evidenced by a written award agreement between the participant and us, which describes the award and states the terms and conditions to which the award is subject (“Award Agreement”).

Shares Subject to the Plan

The aggregate number of shares available for the grant of awards under the 2013 Equity Incentive Plan is 2,000,000 subject to proportionate adjustment in the event of share splits and similar events. If any shares subject to award are forfeited or if any award terminates, expires or lapses without being exercised, shares subject to such award will again be available for future award.

Shareholder Approval Requirements

Companies, like ours, whose securities are listed on The Nasdaq Stock Market, are required to comply with the requirements of The Nasdaq Stock Market’s listing standards to maintain that listing. Among other requirements, and subject to certain exceptions that do not apply to the 2013 Equity Incentive Plan, listed companies must obtain shareholder approval prior to the issuance of securities when a share option or purchase plan is to be established or materially amended or other equity compensation arrangement is made or materially amended, pursuant to which shares may be acquired by officers, directors, employees or consultants. Accordingly, we are seeking shareholder approval of the 2013 Equity Incentive Plan as required by The Nasdaq Stock Market listing standards.

Administration

The 2013 Equity Incentive Plan will be administered by the Compensation Committee of the Board of Directors. The Compensation Committee has full authority, in its discretion, to interpret the 2013 Equity Incentive Plan and to determine the persons who will receive awards and the number of options to be covered by each award.

Eligibility

Awards under the 2013 Equity Incentive Plan may be granted only to individuals who are employees of HLSS, its subsidiaries or to members of the Board of Directors (“Participants”).

Share Options and Share Appreciation Rights

The Compensation Committee is authorized to grant options and share appreciation rights to Participants on the following terms and conditions:

•
Exercise Price. The criteria for determining the exercise price per share of an option and share appreciation right shall be determined by the Compensation Committee prior to each grant and set forth in the applicable

Award Agreement and shall not be less than the “Fair Market Value” (as defined in the 2013 Equity Incentive Plan) of the underlying shares on the applicable grant date;

•
Term. The term of each option shall be determined by the Compensation Committee except that no option or share appreciation right shall be exercisable after the expiration of ten years from the date of grant;

•
Time and Methods of Exercise. The Compensation Committee shall determine the time or times at which an option or share appreciation right may be exercised in whole or in part, the methods by which the exercise price of an option or share appreciation right may be paid or deemed to be paid, and the form of such payment, including, without limitation, cash, shares, or other property or any combination thereof, having a “Fair Market Value” (as defined in the 2013 Equity Incentive Plan) on the date of exercise equal to the exercise price;

•
Termination of Employment. The 2013 Equity Incentive Plan contains certain restrictions on the exercise of options or share appreciation rights following the termination of employment of a Participant, including termination of employment, as a result of, without limitation, death, disability, retirement or cause;

•
Individual Option Limit. The aggregate number of shares for which options or share appreciation rights may be granted to any single Participant in any calendar year shall not exceed 400,000 Shares; and

•
Applicable Option Payments. The Compensation Committee, in its sole discretion, may provide in an Award Agreement with respect to an option that the Participant shall receive “Applicable Option Payments” with respect to all or some of the shares subject to the option. “Applicable Option Payments” are defined in the 2013 Equity Incentive Plan as any payment made to the holders of options that are vested and outstanding on the applicable record date and have not been exercised or terminated as of such date, equal to the dividends paid on shares as if the shares subject to such vested options are owned by the Participant.

Restricted Shares

An award of restricted shares is a grant by us of a specified number of shares to a Participant, which shares may be subject to forfeiture during a restricted period upon the happening of events or other conditions as specified in the award agreement. Currently, we do not anticipate granting restricted shares to Participants; instead, our current compensation plan will entail grants of share options, as described above. To the extent we choose to grant restricted shares rather than share options in the future, an award of restricted stock will be subject to the following terms and conditions:

•
Issuance and Restrictions. A holder of restricted shares shall have all of the rights of a shareholder, including the right to receive dividends and vote the shares, provided however, that (1) the restricted shares may not be transferred and are subject to forfeiture, (2) the Compensation Committee may require that any share certificates and dividends be held in escrow by HLSS, and (3) the restricted shares may be subject to such other restrictions as the Compensation Committee may impose;

•
Vesting. Restricted shares shall vest and the restrictions shall lapse at such times, under such circumstances, in such installments or otherwise, as the Compensation Committee shall determine at the time of grant or thereafter. The restricted period applicable to restricted shares shall, in the case of a time-based restriction, be not less than three years, with ratable vesting over such period or, in the case of a performance-based restricted period, be not less than one year;

•
Forfeiture. Except as otherwise determined by the Compensation Committee at the time of grant or thereafter, upon termination of employment (as determined under criteria established by the Compensation Committee) during the applicable restricted period, restricted shares that are at that time subject to restrictions shall be forfeited and cancelled by HLSS; provided, however, that the Compensation Committee may provide, by rule or regulation or in any Award Agreement, that restrictions on restricted shares shall be waived in whole or in part in the event of terminations resulting from specified causes; and

•
Certificates for Shares. Restricted shares may be evidenced in such manner as the Compensation Committee shall determine, including, without limitation, issuance of certificates representing shares, which may be held in escrow.

Performance Awards

A performance award shall represent a right to receive Shares based on the achievement, or the level of achievement, during a specified performance period of one or more performance goals established by the Compensation Committee at the time of the award. Currently, we do not anticipate granting performance awards to Participants. As noted above, our current compensation plan will entail grants of share options. To the extent we choose to grant performance awards rather than share options in the future, a performance award will be subject to the following terms and conditions:

•
Terms of Performance Awards. At or prior to the time a performance award is granted, the Compensation Committee shall cause to be set forth in the Award Agreement or otherwise in writing (1) the performance goals applicable to the Award and the performance period during which the achievement of the performance goals shall be measured, (2) the amount which may be earned by the Participant based on the achievement, or the level of achievement, of the performance goals or the formula by which such amount shall be determined and (3) such other terms and conditions applicable to the Award as the Compensation Committee;

•
Performance Goals. Performance goals shall mean one or more pre-established, objective measures of performance during a specified performance period, selected by the Compensation Committee in its discretion;

•
Termination of Employment. Except as otherwise determined by the Compensation Committee at the time of grant or thereafter, if the Participant terminates employment before the end of the performance period, any outstanding performance shares shall be forfeited and cancelled by the Company; and

•
Committee Certification. Following completion of the applicable performance period, and prior to any payment of a performance award to the Participant, the Compensation Committee shall determine in accordance with the terms of the performance award and shall certify in writing whether the applicable performance goal or goals were achieved, or the level of such achievement, and the amount, if any, earned by the Participant based upon such performance.

Miscellaneous

Except to the extent otherwise determined by the Compensation Committee, no award and no rights or interests therein shall be assignable or transferable by a Participant otherwise than by will or the laws of descent and distribution, and any share option or other right to purchase or to acquire shares granted to a Participant under the 2013 Equity Incentive Plan shall be exercisable during the Participant’s lifetime only by such Participant.

The effective date and date of adoption of the 2013 Equity Incentive Plan shall be December 5, 2013, the date of adoption by the Compensation Committee. The 2013 Equity Incentive Plan will be automatically terminated if not approved by a majority of shareholders of the Company on or before December 5, 2014.

The Board of Directors may amend, suspend or terminate the 2013 Equity Incentive Plan at any time without shareholder approval except to the extent that shareholder approval is required by law or share exchange rules or if the amendment, alteration or other change materially increases the benefits accruing to Participants, increases the number of options available under the 2013 Equity Incentive Plan or modifies the requirements for participation under the 2013 Equity Incentive Plan or if the Board of Directors determines that shareholder approval is advisable. Without the consent of the Participant, no amendment, suspension or termination of the 2013 Equity Incentive Plan or any award may materially and adversely affect the rights of such Participant under any previously granted award.

Awards

In line with the objectives of our compensation philosophy, certain option awards were approved by the Compensation Committee on December 5, 2013. Such option awards remain subject to shareholder approval of the

2013 Equity Incentive Plan. Each option award granted under the 2013 Equity Incentive Plan is evidenced by a written Award Agreement between the Participant and us, which describes the award and states the terms and conditions to which the award is subject. In each case, the vesting schedule for the options awarded has a time based component, in which 50% of the options vest in equal increments over four years, and a performance based component, in which up to 50% of the options could vest in equal increments, with 25% of such options vesting immediately upon the achievement of certain performance criteria related to the Company's share price and its annualized rate of return and the remaining 75% vesting over the next three years.

The following table provides information relating to the awards that have been approved by the Compensation Committee, but are subject to shareholder approval of the 2013 Equity Incentive Plan.

	Option Awards
Name and Principal Position	Award Subject to Shareholder Approval of Plan	Value of Award Subject to Shareholder Approval of Plan (1)
John P. Van Vlack
President and Chief Executive Officer	350,000	—
James E. Lauter
Chief Financial Officer	250,000	—
Richard Delgado
Treasurer	250,000	—
Michael G. Lubin
General Counsel	100,000	—
Executive Officer Employee Group	950,000	—
Non-Executive Officer Directors	—	—
Non-Executive Officer Employee Group	330,000	—

(1)
The option awards approved by the Compensation Committee on December 5, 2013, for service starting in 2013, are not deemed to be granted under the provisions of ASC 718 until shareholder approval is obtained at the Annual Meeting of Shareholders on May 13, 2014. Therefore, the grant-date fair value of the options, which is the basis for measuring the compensation cost to be recognized in the financial statements, cannot be determined at this time.

New Plan Benefits

The Company cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to executive officers, directors and employees under the 2013 Equity Incentive Plan because awards under the 2013 Equity Incentive Plan are determined by the Compensation Committee in its discretion.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THEAPPROVAL OF THE 2013 EQUITY INCENTIVE PLAN, AS DISCLOSED IN THIS PROXY STATEMENT.

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
(Proposal Four)

As required pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, the Company is presenting this proposal which gives you as a shareholder the opportunity to approve or not approve our pay program for named executive officers.

As described in detail under the heading “Executive Compensation – Compensation Discussion and Analysis,” our executive compensation programs are designed to attract, incentivize and retain our named executive officers, who are critical to our success. Pursuant to these programs, the Company seeks to compensate the named executive officers for achieving strategic business goals. Please read the “Compensation Discussion and Analysis” for additional details about our executive compensation programs including information about the fiscal year 2013 compensation of our named executive officers.

Accordingly, we will ask our shareholders to vote on the following proposed resolution at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2014 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the SEC including the Compensation Discussion and Analysis, the compensation tables and any related material.”

While our Board of Directors intends to carefully consider the shareholder vote resulting from the proposal, the final vote will not be binding on us and is advisory in nature.

You may vote for or against or abstain from the approval of the compensation of the Company’s named executive officers as disclosed in the Compensation Discussion and Analysis, the compensation tables and any related material contained in this proxy statement.

In light of the voting results with respect to the frequency of stockholder votes on executive compensation at our May 6, 2013 Annual Meeting of Shareholders, the Board of Directors decided that the Company will hold an advisory vote on the compensation of named executive officers at each annual meeting of shareholders until the next required vote on the frequency of shareholder votes on executive compensation.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

BUSINESS RELATIONSHIPS AND RELATED TRANSACTIONS

The Board of Directors has adopted a policy and procedure for the review, approval and monitoring of transactions involving HLSS and related persons (Directors and executive officers or their immediate family members or shareholders owning 5% or greater of the Company’s outstanding ordinary shares) within our written Code of Business Conduct and Ethics which is available at www.HLSS.com. The policy and procedure are not limited to related person transactions that meet the threshold for disclosure under the relevant Securities and Exchange Commission as such policy and procedures broadly cover any situation in which a conflict of interest may arise.

Any situation that potentially involves a conflict of interest is to be immediately disclosed to the Company’s General Counsel who must assess the nature and extent of any concern and then recommend any follow up action, as needed.  The General Counsel will notify the Chairman of the Board if any such situation requires notice to, or approval of, the Audit Committee of the Board of Directors.

Related persons are required to obtain the prior approval of the Audit Committee of the Board of Directors for any transaction or situation that may pose a conflict of interest. In considering a transaction, the Audit Committee will consider all relevant factors including (i) whether the transaction is in the best interests of HLSS; (ii) alternatives to the related person transaction; (iii) whether the transaction is on terms comparable to those available to third parties; (iv) the potential for the transaction to lead to an actual or apparent conflict of interest and any safeguards imposed to prevent such actual or apparent conflicts and (v) the overall fairness of the transaction to HLSS. The Audit Committee will periodically monitor any approved transactions to ensure that there are no changed circumstances that would render it advisable for the Company to amend or terminate the transaction.

Relationship with Executive Chairman of the Board of Directors

Mr. Erbey currently serves as Executive Chairman of Ocwen and as non-executive Chairman of HLSS, Altisource, Residential and AAMC. As a result, he has obligations to HLSS as well as to Ocwen, Altisource, Residential and AAMC. As of December 31, 2013, Mr. Erbey owned or controlled approximately 13% of Ocwen’s common stock, 26% of Altisource’s common stock, 5% of Residential’s common stock and 27% of AAMC’s common stock. As of December 31, 2013, Mr. Erbey also held 4,620,498 options to purchase Ocwen common stock, of which 2,845,498 were exercisable, and he held 873,501 options to purchase Altisource common stock, 291,164 options to purchase Residential common stock and 87,350 options to purchase AAMC common stock, all of which were exercisable. Due to the nature of Mr. Erbey’s obligations to each of the companies, he recuses himself from decisions pertaining to any transactions between them.

Relationship with Ocwen

We have a professional services agreement with Ocwen (“Professional Services Agreement”) that requires us to provide certain services to Ocwen and for Ocwen to provide certain services with pricing terms intended to reflect market rates. Services provided by us under this agreement include valuation and analysis of mortgage servicing rights, capital markets activities, advance financing management, treasury management, legal services and other similar services. Services provided by Ocwen under this agreement include business strategy, legal, tax, licensing and regulatory compliance support services, risk management services and other similar services. The services provided by the parties under this agreement are on an as-needed basis, and the fees represent actual costs incurred plus an additional markup of 15%.

For the year ended December 31, 2013, the Company generated revenues of $1.8 million under our Professional Services Agreement with Ocwen and had associated expenses of $0.6 million. At December 31, 2013, we had a net receivable from Ocwen of $59.4 million, which was principally comprised of servicing advances collected by Ocwen but not yet remitted to HLSS.

We periodically purchase the right to receive the servicing fees, including certain ancillary income, relating to serviced loans (“Rights to MSRs”) and servicing advances from Ocwen. As part of the Ocwen transactions, Ocwen retains legal ownership of the MSRs and continues to service the related mortgage loans. During the year ended December 31, 2013, we made asset purchases from Ocwen of Rights to MSRs for mortgage loans with approximately $119.7 billion of unpaid principal balance together with the related servicing advances. Ocwen received total proceeds of $4.3 billion from these transactions.

Relationship with Altisource

We have an administrative services agreement with Altisource (“Altisource Administrative Services Agreement”) that requires Altisource to provide certain administrative services to us with pricing terms intended to reflect market rates. Services provided to us under this agreement include human resources administration (benefit plan design, recruiting, hiring and training and compliance support), legal and regulatory compliance support services, general business consulting, corporate services (facilities management, security and travel services), finance and accounting support services (financial analysis, financial reporting and tax services), risk management services, vendor management and other related services. The services Altisource provides to us under this agreement are on an as-needed basis, and the fees we pay Altisource are based on the actual costs incurred by them plus an additional markup of 15%.

For the year ended December 31, 2013, we paid expenses of $0.8 million to Altisource during 2013 pursuant to the Altisource Administrative Services Agreement. At December 31, 2013, there was a net amount payable to Altisource of $0.1 million.

SHAREHOLDER PROPOSALS

Any proposal which a shareholder desires to have considered for inclusion in our proxy materials relating to our next Annual Meeting of Shareholders, which is currently scheduled to be held on May 12, 2015, must be received at our executive offices no later than December 18, 2014.

If a shareholder wants to present a proposal, or nominate a person for election as Director at the 2015 Annual Meeting, we must receive written notice of the proposal or nomination no earlier than December 18, 2014 and no later than February 22, 2015, which notice must meet the requirements set forth in our Articles of Association. Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended, management proxies would be allowed to use their discretionary voting authority to vote on any matter with respect to which the foregoing requirements have been met.

Requests to have a shareholder proposal considered for inclusion in our 2015 proxy materials and notices of intent to present a proposal or nomination directly at the 2015 Annual Meeting should be directed to our Secretary at Home Loan Servicing Solutions, Ltd., c/o Intertrust Corporate Services (Cayman) Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands.  Notices should be sent by first class United States mail or by a nationally recognized courier service. If you use the mail, we recommend that you use certified mail, return receipt requested.

We did not receive notice of any shareholder proposals relating to the 2014 Annual Meeting. At the 2015 Annual Meeting, our management may exercise discretionary authority when voting on any properly presented shareholder proposal that is not included as an agenda item in this proxy statement.

ANNUAL REPORTS

A copy of our annual report to shareholders on Form 10-K for the year ended December 31, 2013 was mailed on or about April 17, 2014 to shareholders of record as of March 19, 2014. The annual report is not part of the proxy solicitation materials and can be found on our website www.HLSS.com under Shareholder Relations.

We will furnish without charge to each person whose proxy is solicited and to any beneficial owner entitled to vote as of the record date for the meeting, on written request, a copy of the annual report on Form 10-K for the year ended December 31, 2013 required to be filed by us with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. Such requests should be directed to our Secretary at Home Loan Servicing Solutions, Ltd., c/o Intertrust Corporate Services (Cayman) Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9005,Cayman Islands.

OTHER MATTERS

Proxies will be solicited on behalf of the Board of Directors by mail or electronic means, and we will pay the solicitation costs. Copies of this proxy statement and 2013 annual report will be supplied to brokers, dealers, banks and voting trustees, or their nominees, for the purpose of soliciting proxies from beneficial owners. In addition to solicitations by mail or electronic means, our Directors, officers and employees may solicit proxies personally or by telephone without additional compensation. The shares represented by all valid proxies received by phone, by Internet or by mail will be voted in the manner specified. Where specific choices are not indicated, the shares represented by all valid proxies received will be voted: (1) for the nominees for Director named earlier in this proxy statement, (2) for the ratification of the selection of the independent auditor, (3) for the approval of the 2013 Equity Incentive Plan and (4) for the approval, on an advisory basis, of the compensation of HLSS’ named executive officers. Should any matter not described above be properly presented at the meeting, the persons named in the proxy form will vote in accordance with their judgment, unless otherwise restricted by law. As of the date of this proxy statement, management is not aware that any matters not referred to in this proxy statement would be presented for action at the 2014 Annual Meeting.

If you are the beneficial owner, but not the record holder, of our ordinary shares, your broker, bank or other nominee may only deliver one (1) copy of this proxy statement and 2013 annual report to multiple shareholders who share an address, unless that nominee has received contrary instructions from one (1) or more of the shareholders. Shareholders at an address to which a single copy of this proxy statement and 2013 annual report was sent may request a separate copy by contacting our Secretary, Home Loan Servicing Solutions, Ltd., c/o Intertrust Corporate Services (Cayman) Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands.  Beneficial owners sharing an address who are receiving multiple copies and who wish to receive a single copy of materials in the future will need to contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all shareowners at the shared address.

This proxy statement and our 2013 annual report may be viewed online at www.HLSS.com under Shareholder Relations.  If you are a shareholder of record, you can elect to access future annual reports and proxy statements electronically by following the instructions provided on the proxy card. If you choose this option, you will receive a notice by mail listing the website locations, and your choice will remain in effect until you notify us by mail that you wish to resume mail delivery of these documents. If you hold your ordinary shares through a bank, broker or another holder of record, refer to the information provided by that entity for instructions on how to elect this option.

APPENDIX A

HOME LOAN SERVICING SOLUTIONS, LTD.
2013 EQUITY INCENTIVE PLAN

SECTION 1.    PURPOSE

1.01
The purpose of the 2013 Equity Incentive Plan (the “Plan”) is to assist Home Loan Servicing Solutions, Ltd. (the “Company”) in attracting, retaining and motivating directors and employees of outstanding ability and to align their interests with those of the shareholders of the Company.

SECTION 2.    DEFINITIONS; CONSTRUCTION

2.01	Definitions. In addition to the terms defined elsewhere in the Plan, the following terms as used in the Plan shall have the following meanings when used with initial capital letters:
2.01.1    “Applicable Law” means the requirements relating to the administration of equity-based awards or equity compensation plans under U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which Shares are listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.
2.01.2    “Award” means any Option, Restricted Share, Performance Award, Share Appreciation Right or Other Share-Based Award, or any other right or interest relating to Shares granted under the Plan.
2.01.3    “Applicable Option Payments” means any payment made to the holders of Options that are vested and outstanding on the applicable record date and have not been exercised or terminated as of such date, equal to the dividends paid on Shares as if the Shares subject to such vested Options are owned by the Participant.
2.01.4    “Award Agreement” means any written agreement, contract or other instrument or document evidencing an Award, as the same may be amended from time to time in accordance with the terms and conditions of the Plan.
2.01.5    “Board” means the Company’s Board of Directors.
2.01.6    “Cause” means the definition provided in any employment, severance or other agreement governing the relationship between a Participant and the Company, and if no such definition exists, then
(i)    the Participant’s willful and intentional repeated failure or refusal, continuing after notice that specifically identifies the breach(es) complained of, to perform substantially his or her material duties, responsibilities and obligations (other than a failure resulting from grantee’s incapacity due to physical or mental illness or other reasons beyond the control of grantee), and which failure or refusal results in demonstrable direct and material injury to the Company;
(ii)    the Participant’s willful and intentional act or failure to act involving fraud, misrepresentation, theft, embezzlement, dishonesty or moral turpitude (as interpreted under the laws of the State of Georgia) (collectively, “Fraud”) which results in demonstrable direct and material injury to the Company;
(iii)    the Participant’s conviction of (or a plea of nolo contendere (as interpreted under the laws of the State of Georgia) to) an offense which is a felony (as interpreted under the laws of the State of Georgia), or which is a misdemeanor (as interpreted under the laws of the State of Georgia) that involves Fraud; and

(iv)    the Participant’s material breach of a written policy of the applicable Employer Entity or the rules of any governmental or regulatory body applicable to the Company.
2.01.7    “Change in Control” shall mean, except as otherwise may be provided in an applicable Award Agreement, any of the following events for the purposes of the Plan:
(i) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (A) the then-outstanding Shares of the Company (the “Outstanding Company Shares”) or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); excluding, however, the acquisition of such beneficial ownership or voting power as a result of the following: (1) any acquisition of Shares or voting securities directly from or issuance of Shares or securities by the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted itself was acquired directly from or issued by the Company, (2) any repurchase of Shares or voting securities by the Company, (3) any acquisition of Shares or voting securities by or issuance of Shares or voting securities to any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, or (4) any acquisition or issuance of Shares or voting securities pursuant to a transaction that complies with clauses (A), (B) and (C) of paragraph (iii) of this definition;
(ii) A change in the composition of the Board such that the individuals who, as of the effective date of the Plan, constitute the Board (such Board shall be hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that, for purposes of this paragraph (ii), any individual who becomes a member of the Board subsequent to the effective date of the Plan, whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board;
(iii) The consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”); excluding, however, such a Business Combination pursuant to which (A) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Shares and Outstanding Company Voting Securities immediately prior to such Business Combination will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding Shares, and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the company resulting from such Business Combination (including, without limitation, a company that as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Shares and Outstanding Company Voting Securities, as the case may be, (B) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or such company resulting from such Business Combination) will beneficially own, directly or indirectly, 30% or more of, respectively, the outstanding shares of the company resulting from such Business

Combination or the combined voting power of the outstanding voting securities of such company entitled to vote generally in the election of directors except to the extent that such ownership derives from ownership of a 30% or more interest in the Outstanding Company Shares and/or Outstanding Company Voting Securities that existed prior to the Business Combination, and (C) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the company resulting from such Business Combination; or
(iv) The approval by shareholders of a complete liquidation or dissolution of the Company.
2.01.8    “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, together with rules, regulations and interpretations promulgated thereunder. References to particular sections of the Code shall include any successor provisions.
2.01.9    “Committee” means, (a) with respect to Participants who are employees, the Compensation Committee, the Board or such other committee of the Board as may be designated by the Board to administer the Plan, consisting of at least three members of the Board; it being intended that any member of the Committee participating in the taking of any action under the Plan shall qualify as (1) an “outside director” as then defined under Section 162(m) of the Code or any successor provision, (2) a “non-employee director” as then defined under Rule 16b-3 or any successor rule and (3) an “independent” director under the rules of any securities exchange on which the shares may be listed, but the failure to be so constituted shall not cause any Award granted by the Committee to be invalid or (b) with respect to Participants who are non-employee directors, the Board.
2.01.10    “Covered Employee” shall have the meaning provided in Section 162(m)(3) of the Code.
2.01.11    “Disability” means (i) in the case of a Participant whose employment with the Company, a parent entity of the Company or a Subsidiary is subject to the terms of an employment agreement that includes a definition of “Disability”, the term “Disability” as used in the Plan shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect and (ii) in all other cases, the term “Disability” as used in the Plan means a disability, whether temporary or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.
2.01.12    “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.
2.01.13    “Fair Market Value” of shares, including but not limited to Shares, or units of any other securities (herein “shares”), shall be the mean between the highest and lowest sales prices per share for the date(s) as established by the Board or the Committee as of which Fair Market Value is to be determined in the principal market in which such shares are traded, as quoted in The Wall Street Journal (or in such other reliable publication as the Committee, in its discretion, may determine to rely upon). If the Fair Market Value of shares on any date(s) cannot be determined on the basis set forth in the preceding sentence, or if a determination is required as to the Fair Market Value on any date of property other than shares, the Committee shall in good faith determine the Fair Market Value of such shares or other property on such date(s) in a manner consistent with Treasury Regulation Section 1.409A-1(b)(5)(iv). Fair Market Value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.
2.01.14    “Option” means a right, granted under Section 6.02 hereof, to purchase Shares at a specified price during specified time periods.

2.01.15    “Other Share-Based Award” means an Award, granted under Section 6.05 hereof, that is denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares.
2.01.16    “Participant” means (a) an employee of the Company, parent entity of the Company, or any Subsidiary, including, but not limited to, a Covered Employee, (b) a member of the Board, who, in the case of any of clause (a) or (b), is granted an Award under the Plan.
2.01.17    “Performance Award,” “Performance Goal” and “Performance Period” shall have the meanings provided in Section 6.04.
2.01.18    “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.
2.01.19    “Restricted Share” means Shares, granted under Section 6.03 hereof, that are subject to certain restrictions.
2.01.20    “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor to such Rule promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.
2.01.21    “Shares” means shares of the Company, par value $0.01 per share, and such other securities of the Company as may be substituted for Shares pursuant to Section 8.01 hereof.
2.01.22    "Share Appreciation Rights” may be “tandem SARs,” which are granted in conjunction with an Option, or “free-standing SARs,” which are not granted in conjunction with an Option. A Share Appreciation Right entitles the holder to receive upon exercise an amount equal to the excess, if any, of the aggregate Fair Market Value of a specified number of Shares to which such Share Appreciation Right pertains over the aggregate exercise price for the underlying Shares.
2.01.23    “Subsidiary” means any company or partnership in an unbroken chain of companies or partnerships beginning with the Company, if each of the companies or partnerships other than the last company or partnership in the chain owns shares or partnership interests possessing at least 50% of the total combined voting power of all classes of shares or partnership interests in one of the other companies or partnerships in the chain.

2.02
References to employment and termination of employment shall refer to employment as an employee or service as a Board member. A Participant shall be deemed to have terminated employment on (i) the date the Participant ceases to be employed by the Company, the parent entity of the Company, or any Subsidiary or any corporation (or any of its subsidiaries) which assumes the grantee’s award in a transaction to which section 424(a) of the Code applies; or (ii) the date the Participant ceases to be a Board member, provided, however, that in the case of a Participant (x) who is, at the time of reference, both an employee and a Board member, or (y) who ceases to be engaged as a Board member or as an employee of the Company, the parent entity of the Company, or any Subsidiary and immediately is engaged in another of such relationships, the grantee shall be deemed to have a “termination of employment” upon the later of the dates determined pursuant to clauses (i) and (ii) of this Section 2.02. For purposes of clause (i) of this Section 2.02, a Participant who continues his or her employment relationship with a Subsidiary subsequent to its sale by the Company shall have a termination of employment upon the date of such sale. The Committee may in its absolute discretion determine whether any leave of absence constitutes a termination of employment for purposes of the Plan and the impact, if any, of any such leave of absence on awards theretofore made under the Plan.

2.03	Construction. For purposes of the Plan, the following rules of construction shall apply:

2.03.1    The word “or” is disjunctive but not necessarily exclusive.
2.03.2    Words in the singular include the plural; words in the plural include the singular; words in the neuter gender include the masculine and feminine genders, and words in the masculine or feminine gender include the other and neuter genders.

SECTION 3.    ADMINISTRATION

3.01
The Plan shall be administered by the Committee. The Committee shall have complete, full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

(i)	to designate Participants;

(ii)	to determine the type or types of Awards to be granted to each Participant;

(iii)
to determine the number of Awards to be granted, the number of Shares or amount of cash or other property to which an Award will relate, the terms and conditions of any Award (including, but not limited to, any exercise price, grant price or purchase price, any limitation or restriction, any schedule for lapse of limitations, forfeiture restrictions or restrictions on exercisability or transferability, and accelerations or waivers thereof, including in the case of a Change in Control based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

(iv)
to determine whether, to what extent and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards or other property, or an Award may be accelerated, vested, canceled, forfeited, exchanged or surrendered;

(v)	to determine the manner and timing for payment of the Applicable Option Payments to eligible employees;

(vi)	to interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan;

(vii)	to prescribe the form of each Award Agreement, which need not be identical for each Participant;

(viii)	to adopt, amend, suspend, waive and rescind such rules and regulations as the Committee may deem necessary or advisable to administer the Plan;

(ix)
to correct any defect or supply any omission or reconcile any inconsistency, and to construe and interpret the Plan, the rules and regulations, any Award Agreement or other instrument entered into or Award made under the Plan;

(x)	to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan; and

(xi)	to make such filings and take such actions as may be required from time to time by appropriate state, regulatory and governmental agencies.
Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all Persons, including the Company, Subsidiaries, Participants and any Person claiming any rights under the Plan from or through any Participants. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. To the extent permitted by Applicable Law, the Committee may delegate to officers, managers and/or agents of the Company or any Subsidiary the authority, subject to such terms as the Committee shall determine, to perform administrative functions under the Plan; provided that in no event shall any such officer, manager and/or agent be delegated the authority to grant Awards to, amend Awards held by, or take administrative actions with respect to Awards held by individuals who are subject to Section 16 of the Exchange Act or Covered Employees. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by an officer, manager or other employee of the Company or a Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company and/or Committee to assist in the administration of the Plan.

SECTION 4.    SHARES SUBJECT TO THE PLAN

4.01
The maximum net number of Shares which may be issued and in respect of which Awards may be granted under the Plan shall be limited to 2,000,000 Shares. Each Share issued under the Plan pursuant to an Award shall reduce the number of available Shares by 1.00.

For purposes of this Section 4.01, the number of Shares to which an Award relates shall be counted against the number of Shares available under the Plan at the time of grant of the Award subject to the paragraph below.
If any Shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of Shares to the Participant, the Shares with respect to such Award will, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan. Notwithstanding the foregoing, Shares that are exchanged by a Participant or withheld by the Company as full or partial payment in connection with the exercise or settlement of an Option or Share Appreciation Right under the Plan, including the related tax obligations, will not be available for subsequent Awards under the Plan, and notwithstanding that a Share Appreciation Right is settled by the delivery of a net number of Shares, the full number of Shares underlying such Share Appreciation Right will not be available for subsequent awards under the Plan. Shares repurchased on the open market with the proceeds of an exercise price will not again be made available for issuance under the Plan. In addition, (i) Shares withheld by the Company to satisfy the tax obligations related to the vesting of Awards other than Options and Share Appreciation Rights will again be available for grants of Awards under the Plan, (ii) to the extent an Award is paid or settled in cash, the number of Shares with respect to which such payment or settlement is made will again be available for grants of Awards under the Plan and (iii) Shares underlying Awards that can only be settled in cash will not be counted against the aggregate number of Shares available for Awards under the Plan.

SECTION 5.    ELIGIBILITY

5.01	Awards may be granted only to individuals who are employees of the Company, the parent entity of the Company or any Subsidiary or to members of the Board.

SECTION 6.    SPECIFIC TERMS OF AWARDS

6.01
General. Subject to the terms of the Plan and any applicable Award Agreement, Awards may be granted as set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to the terms of Section 9.01), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including separate escrow provisions and terms requiring forfeiture of Awards in the event of termination of employment by the Participant. Except as required by Applicable Law, Awards may be granted solely as consideration for prior and/or future services.

6.02	Options and Share Appreciation Rights. The Committee is authorized to grant Options and Share Appreciation Rights to Participants on the following terms and conditions:

(i)
Exercise Price. The criteria for determining the exercise price per Share of an Option and Share Appreciation Right shall be determined by the Committee prior to each grant and set forth in the applicable Award Agreement, and shall not be less than the Fair Market Value of the underlying Shares on the applicable grant date.

(ii)	Term. The term of each Option shall be determined by the Committee, except that no Option or Share Appreciation Right shall be exercisable after the expiration of ten years from the date of grant.

(iii)	Award Agreement. Each Option and Share Appreciation Right shall be evidenced by a form of written Award Agreement, and shall be subject to the terms thereof.

(iv)
Times and Methods of Exercise. The Committee shall determine the time or times at which an Option or Share Appreciation Right may be exercised in whole or in part, the methods by which the exercise price of an Option may be paid or deemed to be paid, and the form of such payment, including, without limitation, cash, Shares, or other property or any combination thereof, having a Fair Market Value on the date of exercise equal to the exercise price, provided, however, that (1) any portion of the exercise price representing a fraction of a Share shall in any event be paid in cash or in property other than any equity security (as defined by the Exchange Act) of the Company and (2) in the case of a Participant who is at the time of exercise subject to Section 16 of the Exchange Act, except as otherwise determined by the Committee, in its discretion, no shares which have been held for less than six months may be delivered in payment of the exercise price of an Option. Delivery of Shares in payment of the exercise price of an Option or Share Appreciation Right, if authorized by the Committee, may be accomplished through the effective transfer to the Company of Shares held by a broker or other agent.

Unless otherwise determined by the Committee, the Company will also cooperate with any person exercising an Option who participates in a cashless exercise program of a broker or other agent under which all or part of the Shares received upon exercise of the Option are sold through the broker or other agent, for the purpose of paying the exercise price of an Option. Notwithstanding the preceding sentence, unless the Committee, in its discretion, shall otherwise determine, the exercise of the Option shall not be deemed to occur, and no Shares will be issued by the Company upon exercise of an Option, until the Company has received payment in full of the exercise price.

(v)	Termination of Employment. In the case of Participants, unless otherwise determined by the Committee and reflected in the Award Agreement:

(A)
if a Participant shall die while employed by the Company, the parent of the Company or a Subsidiary or during a period following termination of employment during which an Option or Share Appreciation Right otherwise remains exercisable under this Section 6.02(v), such Awards, to the extent exercisable at the time of the Participant’s death, may be exercised within two years after the date of the Participant’s death, but not later than the expiration date of the Options or Share Appreciation Rights. Such exercise may be effected by the executor or administrator of the Participant’s estate or by the Person or Persons to whom the Participant shall have transferred such right by will or by the laws of descent and distribution.

(B)
If a Participant terminates employment due to Disability, the Participant’s outstanding Options and Share Appreciation Rights, to the extent exercisable at the time of the Participant’s termination of employment, may be exercised within three years after the date of termination, but not later than the expiration date of the Options or Share Appreciation Rights.

(C)
If a Participant terminates employment after attaining the age of 60 and has been an employee of the Company, the parent of the Company or its Subsidiary, for not less than three (3) years as of or on the date of termination of employment, the Options the Participant’s outstanding Options and Share Appreciation Rights, shall vest and shall become immediately exercisable in full on the date of termination and may be exercised within three years after the date of retirement, but not later than the expiration date of the Options or Share Appreciation Rights.

(D)
If a Participant’s employment with the Company, the parent of the Company or its Subsidiaries shall be involuntarily terminated under circumstances which would qualify the Participant for benefits under a severance plan of the Company or if a Participant shall terminate his or her employment with the written consent of the Company or a Subsidiary, the Committee may elect to vest the Participant’s Options and Share Appreciation Rights as of the date of termination. The Participant’s outstanding Options and Share Appreciation Rights, to the extent exercisable at the time of the Participant’s termination of employment, including as a result of Committee action as of the date of termination, may be exercised within six months after the date of termination of employment, but not later than the expiration date of the Options or Share Appreciation Rights.

(E)
If a Participant’s employment with the Company, the parent of the Company or a Subsidiary shall be involuntarily terminated for Cause, the Participant’s outstanding Options and Share Appreciation Rights, whether or not vested, shall terminate on the date of such termination.

(F)
If a Participant’s employment with the Company, the parent of the Company or a Subsidiary is terminated and the Participant immediately becomes employed by an entity (i) of which the chairman of the board of directors of such entity is the same as the chairman of the Board, and/or (ii) which the Committee determines, in its sole discretion, has or will have a material commercial relationship with the Company sufficient to justify ongoing participation in the Plan, the Participant’s outstanding Options and Share Appreciation Rights shall remain outstanding subject to the same conditions as prior to such termination of employment.

(G)
except to the extent provided under paragraphs (A) through (F) above, a Participant’s outstanding Options and Share Appreciation Rights, to the extent exercisable at the time of the Participant’s termination of employment, may be exercised within six months after the date of termination of employment of the Participant with the Company, the parent of the Company or a Subsidiary.

(H)	Any Option or Share Appreciation Right that is not exercisable as of the Participant’s termination of employment for any reason shall terminate as of the date of termination of employment.

(vi)
Individual Option Limit. The aggregate number of Shares for which Options or Share Appreciation Rights may be granted under the Plan to any single Participant in any calendar year shall not exceed 400,000 Shares. The limitation in the preceding sentence shall be interpreted and applied in a manner consistent with Section 162(m) of the Code.

(vii)
Applicable Option Payments. The Committee, in its sole discretion, may provide in an Award Agreement with respect to an Option that the Participant shall receive Applicable Option Payments with respect to all or some of the Shares subject to the Option. In no event shall Applicable Option Payments be conditioned on exercise of the Option. Applicable Option Payments shall be paid during the month following the month with respect to which the applicable dividends were issued. If the Participant’s employment is terminated for Cause or the Participant breached his or her obligations under the applicable Award Agreement after the record date of the applicable dividends and before the Applicable Option Payments are paid, the Applicable Option Payments shall be forfeited.

6.03	Restricted Shares. The Committee is authorized to grant Restricted Shares to Participants on the following terms and conditions:

(i)
Issuance and Restrictions. A holder of Restricted Shares shall have all of the rights of a shareholder, including the right to receive dividends and vote the shares, provided however, that (1) the Restricted Shares may not be transferred and are subject to forfeiture, (2) the Committee may require that any share certificates and dividends be held in escrow by the

Company and (3) the Restricted Shares may be subject to such other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Shares or the right to receive dividends thereon);

(ii)
Vesting. Restricted Shares shall vest and the restrictions shall lapse at such times, under such circumstances, in such installments or otherwise, as the Committee shall determine at the time of grant or thereafter. The restriction period applicable to Restricted Shares shall, in the case of a time-based restriction, be not less than three years, with ratable vesting over such period or, in the case of a performance-based restriction period, be not less than one year;

(iii)
Forfeiture. Except as otherwise determined by the Committee at the time of grant or thereafter, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, Restricted Shares that are at that time subject to restrictions shall be forfeited and cancelled by the Company; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, that restrictions on Restricted Shares shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions on Restricted Shares; and

(iv)
Certificates for Shares. Restricted Shares granted under the Plan may be evidenced in such manner as the Committee shall determine, including, without limitation, issuance of certificates representing Shares, which may be held in escrow. Certificates representing Shares of Restricted Shares shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Shares.

6.04	Performance Awards. The Committee is authorized to grant Performance Awards to Participants on the following terms and conditions:

(i)
Right to Payment. A Performance Award shall represent a right to receive Shares based on the achievement, or the level of achievement, during a specified Performance Period of one or more Performance Goals established by the Committee at the time of the Award.

(ii)
Terms of Performance Awards. At or prior to the time a Performance Award is granted, the Committee shall cause to be set forth in the Award Agreement or otherwise in writing (1) the Performance Goals applicable to the Award and the Performance Period during which the achievement of the Performance Goals shall be measured, (2) the amount which may be earned by the Participant based on the achievement, or the level of achievement, of the Performance Goals or the formula by which such amount shall be determined and (3) such other terms and conditions applicable to the Award as the Committee may, in its discretion, determine to include therein. The terms so established by the Committee shall be objective such that a third party having knowledge of the relevant facts could determine whether or not any Performance Goal has been achieved, or the extent of such achievement, and the amount, if any, which has been earned by the Participant based on such performance. The Committee may retain the discretion to reduce (but not to increase) the amount of a Performance Award which will be earned based on the achievement of Performance Goals. When the Performance Goals are established, the Committee shall also specify the manner in which the level of achievement of such Performance Goals shall be calculated and the weighting assigned to such Performance Goals. The Committee may determine that unusual items or certain specified events or occurrences, including changes in accounting standards or tax laws and the effects of non-operational items or extraordinary items as defined by generally accepted accounting principles, shall be excluded from the calculation to the extent permitted in Section 162(m) of the Code.

(iii)	Termination of Employment. Except as otherwise determined by the Committee at the time of grant or thereafter, if the Participant terminates employment before the end of the

Performance Period, any outstanding Performance Shares shall be forfeited and cancelled by the Company.

(iv)	Performance Goals. “Performance Goals” shall mean one or more pre-established, objective measures of performance during a specified “Performance Period”, selected by the Committee in its discretion.
Performance Goals may be based upon one or more of the following objective performance measures and expressed in either, or a combination of, absolute or relative values: earnings per share, earnings per share growth, return on capital employed, costs, net income, net income growth, operating margin, revenues, revenue growth, revenue from operations, expenses, income from operations as a percent of capital employed, income from operations, cash flow, market share, return on equity, return on assets, earnings (including EBITDA and EBIT), operating cash flow, operating cash flow as a percent of capital employed, economic value added, gross margin, total shareholder return, workforce diversity, number of accounts, workers’ compensation claims, budgeted amounts, cost per hire, turnover rate, and/or training costs and expenses. Performance Goals based on such performance measures may be based either on the performance of the Company, a Subsidiary or Subsidiaries, any branch, department, business unit or other portion thereof under such measure for the Performance Period and/or upon a comparison of such performance with the performance of a peer group of companies, prior Performance Periods or other measure selected or defined by the Committee at the time of making a Performance Award. The Committee may in its discretion also determine to use other objective performance measures as Performance Goals.

(v)
Committee Certification. Following completion of the applicable Performance Period, and prior to any payment of a Performance Award to the Participant, the Committee shall determine in accordance with the terms of the Performance Award and shall certify in writing whether the applicable Performance Goal or Goals were achieved, or the level of such achievement, and the amount, if any, earned by the Participant based upon such performance. For this purpose, approved minutes of the meeting of the Committee at which certification is made shall be sufficient to satisfy the requirement of a written certification.

Performance Awards are not intended to provide for the deferral of compensation, such that payment of Performance Awards shall be paid within two and one-half months following the end of the calendar year in which the Performance Period ends or such other time period if and to the extent as may be required to avoid characterization of such Awards as deferred compensation.

(vi)
Maximum Individual Performance Award Payments. In any one calendar year, the maximum amount which may be earned by any single Participant under Performance Awards granted under the Plan shall be limited to 400,000 Shares. In the case of multi-year Performance Periods, the amount which is earned in any one calendar year is the amount paid for the Performance Period divided by the number of calendar years in the period. In applying this limit, the number of Shares earned by a Participant shall be measured as of the close of the applicable calendar year which ends the Performance Period, regardless of the fact that certification by the Committee and actual payment to the Participant may occur in a subsequent calendar year or years. The foregoing limitation shall be interpreted and applied in a manner consistent with Section 162(m) of the Code.

6.05
Other Share-Based Awards. The Committee is authorized, subject to limitations under Applicable Law, to grant to Participants, in lieu of salary, cash bonus, fees or other payments, such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, Share Appreciation Rights, Shares awarded which are not subject to any restrictions or conditions, convertible securities, exchangeable securities or other rights convertible or exchangeable into Shares, as the Committee in its discretion may determine. In the discretion of the Committee, such Other Share-Based Awards, including Shares, or other types of Awards authorized under the Plan, may be used in connection with, or to satisfy obligations of the Company or a Subsidiary under, other compensation or incentive plans, programs or arrangements of the Company or any Subsidiary for eligible Participants.

The Committee shall determine the terms and conditions of Other Share-Based Awards. Shares or securities delivered pursuant to a purchase right granted under this Section 6.05 shall be purchased for such consideration, paid for by such methods and in such forms, including, without limitation, cash, Shares, or other property or any combination thereof, as the Committee shall determine, but the value of such consideration shall not be less than the Fair Market Value of such Shares or other securities on the date of grant of such purchase right.

6.06	Change in Control Provisions

(i)
The provisions of this Section shall, subject to Section 8.01, apply notwithstanding any other provision of this Plan to the contrary, except to the extent the Committee specifically provides otherwise in an Award Agreement.

(ii)	Upon the occurrence of a Change in Control, unless otherwise provided in the applicable Award Agreement:

(A)
All then-outstanding Awards other than Options or Share Appreciation Rights that were granted with vesting subject to the satisfaction of a previously established performance goal (including, without limitation, Performance Awards) that have not yet vested shall be fully vested as of the Change in Control and, except to the extent expressly provided in any applicable Award Agreement, (X) if such Award does not constitute “non-qualified deferred compensation” under Section 409A of the Code, shall be settled within five days following the Change in Control and (Y) if such Award constitutes “nonqualified deferred compensation” under Section 409A of the Code, shall be settled pursuant to the settlement terms applicable to such Award, unless the Change in Control constitutes an event described in Section 409(a)(2)(A)(v) of the Code, in which case the Award shall be settled within five days following the Change in Control;

(B)
All then-outstanding Options and Share Appreciation Rights shall become fully vested and exercisable, and all other Awards (other than Awards described in Section 6.06(ii)(A) or (C)) shall vest in full, be free of restrictions, and be deemed to be earned in an amount equal to the full value of such Award, except in each case to the extent that another Award meeting the requirements of Section 6.06(iii) (any Award meeting the requirements of Section 6.06(iii), a “Replacement Award”) is provided to the Participant pursuant to Section 8.01 to replace such Award (any award intended to be replaced by a Replacement Award, a “Replaced Award”). For any Award that vests pursuant to this Section 6.06(ii)(B), (X) if such Award does not constitute “non-qualified deferred compensation” under Section 409A of the Code, the Award shall be settled within five days following the Change in Control and (Y) if such Award constitutes “nonqualified deferred compensation” under Section 409A of the Code, the Award shall be settled pursuant to the settlement terms applicable to such Award;

(C)
Any Performance Award (other than an Award described in Section 6.06(ii)(A)) that is not replaced by a Replacement Award shall be deemed to be earned in an amount equal to the full value of such Performance Award (with all applicable Performance Goals deemed achieved at the greater of (A) the applicable target level and (B) the level of achievement of the Performance Goals for the Award as determined by the Committee not later than the date of the Change in Control, taking into account performance through the latest date preceding the Change in Control as to which performance can, as a practical matter, be determined (but not later than the end of the applicable Performance Period)). For any Award that vests pursuant to this Section 6.06(ii)(C), (1) if such Award does not constitute “non-qualified deferred compensation” under Section 409A of the Code, the Award shall be settled within five days following the Change in Control and (2) if such Award constitutes “nonqualified deferred compensation” under Section 409A of the Code, the Award shall be settled pursuant to the settlement terms applicable to such Award.

(D)
Notwithstanding anything to the contrary contained in this Plan or in any Award Agreement, upon a Change in Control, the Company may settle any Awards that constitute “non-qualified deferred compensation” under Section 409A of the Code to the extent the settlement is effectuated in accordance with Treasury Reg. § 1.409A-3(j)(ix)).

(iii)
An Award shall meet the conditions of this Section 6.06(iii) (and hence qualify as a Replacement Award): (A) if it is of the same type as the Replaced Award; (B) if it has a value equal to the value of the Replaced Award as of the date of the Change in Control, as determined by the Committee in its sole discretion consistent with Section 8.01; (C) if the underlying Replaced Award was an equity-based Award, it relates to publicly traded equity securities of the Company or the entity surviving the Company (or such surviving entity’s parent) following the Change in Control; (D) if it contains terms relating to vesting (including with respect to a termination of employment) that are substantially identical to those of the Replaced Award; and (E) if its other terms and conditions are not less favorable to the Participant than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent Change in Control) as of the date of the Change in Control. Without limiting the generality of the foregoing, a Replacement Award may take the form of a continuation of the applicable Replaced Award if the requirements of the preceding sentence are satisfied. If a Replacement Award is granted, the Replaced Award shall not vest upon the Change in Control. The determination whether the conditions of this Section 6.06(iii) are satisfied shall be made by the Committee, as constituted immediately before the Change in Control, in its sole discretion.

(iv)
Notwithstanding any other provision of this Plan to the contrary and unless otherwise determined by the Committee and set forth in the applicable Award Agreement, upon the termination of employment of a Participant due to a diminution in his or her position, authority or responsibilities or a salary reduction within two years of a Change in Control, (A) all Replacement Awards held by such Participant shall vest in full, be free of restrictions, and be deemed to be earned in full (with respect to Performance Goals, unless otherwise agreed in connection with the Change in Control, at the greater of (X) the applicable target level and (Y) the level of achievement of the Performance Goals for the Award as determined by the Committee taking into account performance through the latest date preceding the termination of employment as to which performance can, as a practical matter, be determined (but not later than the end of the applicable Performance Period)), and (B) any Option or Share Appreciation Right held by the Participant as of the date of the Change in Control that remains outstanding as of the date of such termination of employment may thereafter be exercised until the earlier of (X) the three-year anniversary of the termination of employment and (Y) the expiration of the stated full term of such Option or Share Appreciation Right. For any Award other than an Option or Share Appreciation Right that vests pursuant to this Section 6.06(iv), (x) if such Award does not constitute “non-qualified deferred compensation” under Section 409A of the Code, the Award shall be settled within five days following the termination of employment and (y) if such Award constitutes “nonqualified deferred compensation” under Section 409A of the Code, the Award shall be settled pursuant to the settlement terms applicable to such Award.

SECTION 7.    GENERAL TERMS OF AWARDS

7.01
Stand-Alone, Tandem and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, or in tandem with, any other Award granted under the Plan or any award granted under any other plan, program or arrangement of the Company or any Subsidiary (subject to the terms of Section 9.01) or any business entity acquired or to be acquired by the Company or a Subsidiary.

Awards granted in addition to or in tandem with other Awards or awards may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

7.02	Decisions Required to be Made by the Committee or the Board. Other provisions of the Plan and any Award Agreement notwithstanding, if any decision regarding an Award or the exercise of any right by a

Participant, at any time such Participant is subject to Section 16 of the Exchange Act, is required to be made or approved by the Committee or the Board in order that a transaction by such Participant will be exempt under Rule 16b-3, then the Committee or the Board shall retain full and exclusive power and authority to make such decision or to approve or disapprove any such decision by the Participant.

7.03
Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any Option or Share Appreciation Right exceed a period of ten years from the date of its grant.

7.04
Form of Payment of Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments or substitutions to be made by the Company upon the grant, exercise or other payment or distribution of an Award may be made in such forms as the Committee shall determine at the time of grant or thereafter (subject to the terms of Section 9.01), including, without limitation, cash, Shares, the Applicable Option Payments or other property or any combination thereof, in each case in accordance with rules and procedures established, or as otherwise determined, by the Committee.

7.05
Limits on Transfer of Awards; Beneficiaries. No right or interest of a Participant in any Award shall be pledged, charged, encumbered or hypothecated to or in favor of any Person other than the Company, or shall be subject to any lien, obligation or liability of such Participant to any Person other than the Company or a Subsidiary except as otherwise established by the Committee at the time of grant or thereafter. No Award and no rights or interests therein shall be assignable or transferable by a Participant otherwise than by will or the laws of descent and distribution, and any Option or other right to purchase or acquire Shares granted to a Participant under the Plan shall be exercisable during the Participant’s lifetime only by such Participant. A beneficiary, guardian, legal representative or other Person claiming any rights under the Plan from or through any Participant shall be subject to all the terms and conditions of the Plan and any Award Agreement applicable to such Participant as well as any additional restrictions or limitations deemed necessary or appropriate by the Committee.

7.06
Registration and Listing Compliance. No Award shall be paid and no Shares or other securities shall be distributed with respect to any Award in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any state securities law or subject to a listing requirement under any listing agreement between the Company and any national securities exchange, and no Award shall confer upon any Participant rights to such payment or distribution until such laws and contractual obligations of the Company have been complied with in all material respects. Except to the extent required by the terms of an Award Agreement or another contract between the Company and the Participant, neither the grant of any Award nor anything else contained herein shall obligate the Company to take any action to comply with any requirements of any such securities laws or contractual obligations relating to the registration (or exemption there from) or listing of any Shares or other securities, whether or not necessary in order to permit any such payment or distribution.

7.07
Share Certificates. Awards representing Shares under the Plan may be recorded in book entry form until the lapse of restrictions or limitations thereon, or issued in the form of certificates. All certificates for Shares delivered under the terms of the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under federal or state securities laws, rules and regulations thereunder, and the rules of any national securities exchange or automated quotation system on which Shares are listed or quoted. The Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions or any other restrictions or limitations that may be applicable to Shares. In addition, during any period in which Awards or Shares are subject to restrictions or limitations under the terms of the Plan or any Award Agreement, the Committee may require any Participant to enter into an agreement providing that certificates representing Shares issuable or issued pursuant to an Award shall remain in the physical custody of the Company or such other Person as the Committee may designate.

SECTION 8.    ADJUSTMENT PROVISIONS

8.01
If a dividend or other distribution shall be declared upon the Shares payable in Shares, the number of Shares then subject to any outstanding Options, Share Appreciation Rights, Performance Awards or Other Share Based Awards, the number of Shares which may be issued under the Plan but are not then subject to outstanding Options, Share Appreciation Rights, Performance Awards or Other Share Based Awards and the maximum number of Shares as to which Options, Share Appreciation Rights or Performance Awards may be granted and as to which Shares may be awarded under Sections  6.02(vi) and 6.04(vi), shall be adjusted by adding thereto the number of Shares which would have been distributable thereon if such Shares had been outstanding on the date fixed for determining the shareholders entitled to receive such share dividend or distribution. Shares so distributed with respect to any Restricted Shares held in escrow shall also be held by the Company in escrow and shall be subject to the same restrictions as are applicable to the Restricted Shares on which they were distributed.
If the outstanding Shares shall be changed into or exchangeable for a different number or kind of Shares or other securities of the Company or another company, or cash or other property, whether through reorganization, reclassification, recapitalization, share split-up, combination of shares, merger or consolidation, then there shall be substituted for each Share subject to any then outstanding Option, Share Appreciation Right, Performance Award or Other Share Based Award, and for each Share which may be issued under the Plan but which is not then subject to any outstanding Option, Share Appreciation Right, Performance Award or Other Share Based Award, the number and kind of Shares or other securities (and in the case of outstanding Options, Share Appreciation Rights, Performance Awards or Other Share Based Awards, the cash or other property) into which each outstanding Share shall be so changed or for which each such Share shall be exchangeable. Unless otherwise determined by the Committee in its discretion, any such Shares or securities, as well as any cash or other property, into or for which any Restricted Shares held in escrow shall be changed or exchangeable in any such transaction shall also be held by the Company in escrow and shall be subject to the same restrictions as are applicable to the Restricted Shares in respect of which such Shares, securities, cash or other property was issued or distributed.
In case of any adjustment or substitution as provided for in this Section 8.01, the exercise price with respect to each Option, Share Appreciation Right or Other Share Based Award, if applicable, shall be equitably adjusted consistent with the adjustment or substitution of the Award, provided that any new exercise price per share or other unit shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.
If the outstanding Shares shall be changed in value by reason of any spin-off, split-off or split-up, or dividend in partial liquidation, dividend in property other than cash, or extraordinary distribution to shareholders of the Company, (a) the Committee shall make any adjustments to any then outstanding Option, Share Appreciation Right, Performance Award or Other Share Based Award, which it determines are equitably required to prevent dilution or enlargement of the rights of optionees and awardees which would otherwise result from any such transaction, and (b) unless otherwise determined by the Committee in its discretion, any Shares, securities, cash or other property distributed with respect to any Restricted Shares held in escrow or for which any Restricted Shares held in escrow shall be exchanged in any such transaction shall also be held by the Company in escrow and shall be subject to the same restrictions as are applicable to the Restricted Shares in respect of which such Shares, securities, cash or other property was distributed or exchanged.
No adjustment or substitution provided for in this Section 8.01 shall require the Company to issue or sell a fraction of a Share or other security. Accordingly, all fractional Shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution. Owners of Restricted Shares held in escrow shall be treated in the same manner as owners of Shares not held in escrow with respect to fractional Shares created by an adjustment or substitution of Shares, except that, unless otherwise determined by the Committee in its discretion, any cash or other property paid in lieu of a fractional Share shall be subject to restrictions similar to those applicable to the Restricted Shares exchanged there for.
In the event of any other change in or conversion of the Shares, the Committee may in its discretion adjust the outstanding Awards and other amounts provided in the Plan in order to prevent the dilution or enlargement of rights of Participants.

SECTION 9.    AMENDMENTS TO AND TERMINATION OF THE PLAN

9.01
The Plan will be automatically terminated if not approved by a majority of shareholders of the Company on or before December 5, 2014. Once shareholder approval is received, the Board or the Committee may amend, alter, suspend, discontinue or terminate the Plan without the consent of shareholders or Participants, except that, without the approval of the shareholders of the Company, no amendment, alteration, suspension, discontinuation or termination shall be made if shareholder approval is required by any federal or state law or regulation or by the rules of any share exchange on which the Shares may then be listed, or if the amendment, alteration or other change materially increases the benefits accruing to Participants, increases the number of Shares available under the Plan or modifies the requirements for participation under the Plan, or if the Board or the Committee in its discretion determines that obtaining such shareholder approval is for any reason advisable; provided, however, that without the written consent of the Participant, no amendment, alteration, suspension, discontinuation or termination of the Plan may materially and adversely affect the rights of such Participant under any Award theretofore granted to him. The Committee may, consistent with the terms of the Plan, waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue or terminate, any Award theretofore granted, prospectively or retrospectively; provided, however, that without the consent of a Participant, no amendment, alteration, suspension, discontinuation or termination of any Award may materially and adversely affect the rights of such Participant under any Award theretofore granted to him; and provided further that, in no event may any Option or Share Appreciation Right granted under this Plan be amended, except as provided in Section 8.01 of the Plan, to reduce the exercise price thereof, be cancelled in exchange for cash or other Awards or in conjunction with the grant of any new Option or Share Appreciation Right with a lower exercise price or otherwise be subject to any action that would be treated under the applicable exchange listing standards or for accounting purposes, as a “repricing” of such Option or Share Appreciation Right, unless such amendment, cancellation, or action is approved by the Company’s shareholders.

SECTION 10.    GENERAL PROVISIONS

10.01
No Right to Awards; No Shareholder Rights. No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants, except as provided in any other compensation, fee or other arrangement. No Award shall confer on any Participant any of the rights of a shareholder of the Company unless and until Shares are in fact issued to such Participant in connection with such Award.

10.02
Withholding. To the extent required by applicable Federal, state, local or foreign law, the Participant or his successor shall make arrangements satisfactory to the Company, in its discretion, for the satisfaction of any withholding tax obligations that arise in connection with an Award. The Company shall not be required to issue any Shares or make any other payment under the Plan until such obligations are satisfied. The Company is authorized to withhold from any Award granted or any payment due under the Plan, including from a distribution of Shares, amounts of withholding taxes due with respect to an Award, its exercise or any payment thereunder, and to take such other action as the Committee may deem necessary or advisable to enable the Company and Participants to satisfy obligations for the payment of such taxes. This authority shall include authority to withhold or receive Shares, Awards or other property and to make cash payments in respect thereof in satisfaction of such tax obligations.

10.03
No Right to Employment or Continuation of Service. Nothing contained in the Plan or any Award Agreement shall confer, and no grant of an Award shall be construed as conferring, upon any Participant any right to continue in the employ or service of the Company or to interfere in any way with the right of the Company or shareholders to terminate his employment or service at any time or increase or decrease his compensation, fees, or other payments from the rate in existence at the time of granting of an Award, except as provided in any Award Agreement or other compensation, fee or other arrangement.

10.04
Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company’s obligations under the Plan to deliver Shares or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines.

10.05
No Limit on Other Compensatory Arrangements. Nothing contained in the Plan shall prevent the Company from adopting other or additional compensation, fee or other arrangements (which may include, without limitation, employment agreements with executives and arrangements which relate to Awards under the Plan), and such arrangements may be either generally applicable or applicable only in specific cases. Notwithstanding anything in the Plan to the contrary, the terms of each Award shall be construed so as to be consistent with such other arrangements in effect at the time of the Award.

10.06
No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

10.07
Governing Law. The validity, interpretation, construction and effect of the Plan and any rules and regulations relating to the Plan shall be governed by the laws of the Cayman Islands (without regard to the conflicts of laws thereof).

10.08
Severability. If any provision of the Plan or any Award is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to Applicable Laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or Award, it shall be deleted and the remainder of the Plan or Award shall remain in full force and effect; provided, however, that, unless otherwise determined by the Committee, the provision shall not be construed or deemed amended or deleted with respect to any Participant whose rights and obligations under the Plan are not subject to the law of such jurisdiction or the law deemed applicable by the Committee.

10.09
Deferred Compensation. The Plan is intended to be exempt from or comply with the requirements of Section 409A of the Code so as not to be subject to tax under Section 409A, and shall be interpreted accordingly. Notwithstanding anything else herein to the contrary, any payment scheduled to be made to a grantee after the grantee’s termination of employment shall not be made until the date six months after the date of the termination of employment to the extent necessary to comply with Section 409A(a)(B)(i) and applicable Treasury Regulations. Following any such six-month delay, all such delayed payments will be paid in a single lump sum on the date six months after such termination of employment.

SECTION 11.    EFFECTIVE DATE AND TERM OF THE PLAN

11.01
The effective date and date of adoption of the Plan shall be December 5, 2013, the date of adoption of the Plan by the Committee, provided that such adoption of the Plan is approved by a majority of the votes cast at a duly held meeting of shareholders at which a quorum representing a majority of the outstanding voting shares of the Company is, either in person or by proxy, present and voting. Notwithstanding anything else contained in the Plan or in any Award Agreement, no Option or other purchase right granted under the Plan may be exercised, and no Shares may be distributed pursuant to any Award granted under the Plan, prior to such shareholder approval. In the event such shareholder approval is not obtained, all Awards granted under the Plan shall automatically be deemed void and of no effect.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 PM, Eastern Time on the day before the cut-off date or meeting date. Have your proxy card in hand when you call, and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

c/o Intertrust Corporate Services (Cayman) Limited 190 Elgin Avenue George Town, Grand Cayman KY1-9005 Cayman Islands

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:			☐	☐	☐

1.	Election of Directors Nominees
01 William C. Erbey		02 John P. Van Vlack		03 Kerry Kennedy		04 Richard J. Lochrie		05 David B. Reiner
06 Robert McGinnis
The Board of Directors recommends you vote FOR proposals 2. 3. and 4.						For	Against	Abstain
2.	Proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014					☐	☐	☐
3.	Proposal to approve the 2013 Equity Incentive Plan					☐	☐	☐
4.	An advisory vote to approve executive compensation					☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
For address change/comments, mark here. (see reverse for instructions)							☐
Please indicate if you plan to attend this meeting						Yes ☐	No ☐
Please sign exactly as your name(s) appear(s) on this proxy. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or in partnership name, by authorized person.

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)		Date

HOME LOAN SERVICING SOLUTIONS, LTD.
c/o Intertrust Corporate Services (Cayman) Limited
190 Elgin Avenue
George Town, Grand Cayman KY1-9005
Cayman Islands

FOR USE ONLY AT THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 13, 2014, AND AT ANY ADJOURNMENT THEREOF.

The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned Shareholder(s). If no direction is made, this proxy will be voted FOR the election of each of the Board of Directors' nominees to the Board of Directors, FOR the ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm, FOR the approval of the 2013 Equity Incentive Plan and FOR an advisory vote to approve executive compensation. If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The NPS + 10-K combo is/are available at www.proxyvote.com.

HOME LOAN SERVICING SOLUTIONS, LTD.
REVOCABLE PROXY
THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR USE ONLY AT THE ANNUAL MEETING OF SHAREHOLDERS AND AT ANY ADJOURNMENT THEREOF.

The undersigned hereby appoints William C. Erbey, John P. Van Vlack, Michael G. Lubin, or any of them, as proxy, with full powers of substitution, and hereby authorizes them to represent and vote, as designated on the reverse side, all the ordinary shares of Home Loan Servicing Solutions, Ltd. (the "Company") held of record by the undersigned on March 19, 2014, at the Annual Meeting of Shareholders to be held at the offices of Intertrust Corporate Services (Cayman) Limited located at 190 Elgin Avenue, George Town, Grand Cayman KY1-9001 on Tuesday, May 13, 2014, at 9:00 a.m., Eastern Standard Time and at any adjournment thereof.

Ordinary shares of the Company will be voted as specified. If you execute and return this proxy without specific voting instructions, this proxy will be voted FOR the election of each of the Board of Directors' nominees to the Board of Directors and FOR the ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm and FOR the approval of the 2013 Equity Incentive Plan and FOR an advisory vote to approve executive compensation.  You may revoke this proxy at any time prior to the time it is voted at the Annual Meeting.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Home Loan Servicing Solutions, Ltd. to be held on May 13, 2014, or any adjournment thereof, a Proxy Statement for the Annual Meeting and the 2014 Annual Report to Shareholders of the Company prior to the signing of this proxy.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side